UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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SA FUNDS – INVESTMENT TRUST

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SA FUNDS – INVESTMENT TRUST

3055 Olin Avenue
Suite 2000

San Jose, California 95128

_____, 2008

Dear SA Funds Shareholder:

On behalf of the Board of Trustees (the “Board”) of SA Funds – Investment Trust (the “Trust”), we are pleased to invite you to a Special Meeting of Shareholders of the SA Funds named above (each a “Fund” and collectively the “Funds”), each a series of the Trust, to be held at the offices of LWI Financial Inc., 3055 Olin Avenue, Suite 2000, San Jose, California 95128, on _____, 2008, at __ [a.m.]/[p.m.], Pacific Time (the “Meeting”). The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof:

1.	To approve a new Investment Advisory and Administrative Services Agreement between the Trust, on behalf of each Fund, and LWI Financial Inc. (the “Adviser”);

2.	To approve a new Investment Sub-Advisory Agreement among the Trust, on behalf of each Fund, the Adviser, and Dimensional Fund Advisors LP (the “Sub-Adviser”); and

3.	To confirm and elect the Trustees who oversee the Trust.

The Board of Trustees recommends that you vote “FOR” each of the proposals.

In anticipation of the termination of the existing Investment Advisory and Administrative Services Agreement and the existing Investment Sub-Advisory Agreement due to a change of control of the Adviser (as discussed below), the Adviser has proposed, and the Board of Trustees has approved, (1) a new Investment Advisory and Administrative Services Agreement, under which the Adviser would continue to provide each Fund with the same advisory and administrative services at the same fee rates, and (2) a new Investment Sub-Advisory Agreement, under which the Sub-Adviser would continue to provide each Fund with the same sub-advisory services at the same fee rates. Shareholder approval of the new agreements is required under the Investment Company Act of 1940 (the “1940 Act”).

The Adviser is a wholly-owned, indirect subsidiary of Loring Ward International Ltd. (“Loring Ward”), a Canadian publicly held financial services company located in New York, New York. On or about July 30, 2008, Loring Ward entered into an agreement pursuant to which Werba Reinhard Holdings Ltd., a wholly-owned subsidiary of Werba Reinhard, Inc., will acquire all of the outstanding shares of Loring Ward (the “Transaction”). Under the 1940 Act, the Transaction is deemed to result in a change of control of the Adviser and, thus, an “assignment” (as defined in the 1940 Act) of the existing Investment Advisory and Administrative Services Agreement and the existing Investment Sub-Advisory Agreement. Pursuant to the 1940 Act, each of the existing agreements provides that it will automatically terminate in the event of its assignment. Thus, shareholders are being asked to approve the new agreements.

Except for nonmaterial changes intended to clarify certain language in the existing agreements, the terms of the new agreements are substantially identical to the terms of the existing agreements.

The enclosed Proxy Statement includes a detailed description of the proposals and the reasons for the Board’s recommendations. The Notice of Special Meeting of Shareholders and proxy card(s) also are enclosed.

Please take a few minutes to read the enclosed proxy materials carefully and cast your vote. After reviewing the enclosed proxy materials, please promptly vote using the touch-tone telephone or internet voting instructions provided in the enclosed Proxy Statement or indicate your voting instructions on the enclosed proxy card(s), date and sign it, and return it in the enclosed postage-paid envelope. You may also vote in person at the Meeting. If you have any questions about the proposals, please do not hesitate to contact us toll free at 1-800-366-7266.

Your vote is important no matter how many shares you own. By voting now, you can help avoid the additional costs associated with follow-up telephone calls or mailings.

Thank you for taking the time to consider these important proposals.

Sincerely,

Robert P. Herrmann
President

SA FUNDS – INVESTMENT TRUST
SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund

3055 Olin Avenue
Suite 2000
San Jose, California 95128

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above Funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA International Small Company Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund (each a “Fund” and collectively the “Funds”), each a series of SA Funds – Investment Trust (the “Trust”), will be held at the offices of LWI Financial Inc., 3055 Olin Avenue, Suite 2000, San Jose, California 95128, on _____, 2008, at __ [a.m./p.m.], Pacific Time (the “Meeting”). The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournment or postponement thereof:

1.	To approve a new Investment Advisory and Administrative Services Agreement between the Trust, on behalf of each Fund, and LWI Financial Inc. (the “Adviser”);

2.	To approve a new Investment Sub-Advisory Agreement among the Trust, on behalf of each Fund, the Adviser, and Dimensional Fund Advisors LP (the “Sub-Adviser”); and

3.	Toconfirm and elect the Trustees who oversee the Trust.

The Board of Trustees recommends that shareholders vote “FOR” each of the proposals.

The Board of Trustees has fixed the close of business on _____, 2008, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

By Order of the Board of Trustees,

Marcy Gonzales
Secretary

_____, 2008

VOTE TODAY!

TO AVOID THE EXPENSE OF A DELAYED MEETING, PLEASE RESPOND PROMPTLY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions below or indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid the additional expense of further solicitation, we ask your cooperation in responding promptly.

You may receive more than one proxy card. Please be certain to vote each proxy card you receive.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general instructions for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

1.  Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.   All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

	Registration	Valid Signature
A.	1) ABC Corp. 2) ABC Corp. c/o John D. Smith, Treasurer	John D. Smith, Treasurer John D. Smith, Treasurer

B.	1) ABC Corp. Profit Sharing Plan 2) ABC Trust	Jane B. Smith, Trustee Jane B. Smith, Trustee

C.	1) Jane B. Smith, Cust. f/b/o Mary C. Smith UGMA	Jane B. Smith

INSTRUCTIONS FOR VOTING BY
TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.  Read the enclosed Proxy Statement and have your proxy card(s) handy.

2.  Call the toll-free number or visit the website indicated on your proxy card.

3.  Enter the number found in the shaded box on the front of your proxy card.

4.  Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

SA FUNDS – INVESTMENT TRUST
SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund

TO BE HELD ON _____, 2008

This Proxy Statement is being furnished to the shareholders of SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA International Small Company Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund (each a “Fund” and collectively the “Funds”), each a series of SA Funds – Investment Trust (the “Trust”), in connection with the solicitation by the Trust’s Board of Trustees of proxies to be used at the Special Meeting of Shareholders of the Funds to be held at the offices of LWI Financial Inc., 3055 Olin Avenue, Suite 2000, San Jose, California 95128, on _____, 2008, at __ [a.m./p.m.], Pacific Time, or at any adjournment or postponement thereof (the “Meeting”). This Proxy Statement and the accompanying proxy card(s) are first being mailed to shareholders on or about _____, 2008. Proxies will be solicited primarily by mail, but proxies may also be solicited personally or in writing, or by telephone, e-mail or otherwise.

As discussed more fully below, shareholders of the Funds are being asked to vote on the following proposals:

Summary of Proposals	Shareholders Entitled to Vote on the Proposal
1. To approve a new Investment Advisory and Administrative Services Agreement between the Trust, on behalf of each Fund, and LWI Financial Inc.	Shareholders of each Fund voting separately
2. To approve a new Investment Sub-Advisory Agreement among the Trust, on behalf of each Fund, LWI Financial Inc., and Dimensional Fund Advisors LP.	Shareholders of each Fund voting separately
3. To confirm and elect the Trustees who oversee the Trust.	Shareholders of all Funds voting together

The Board knows of no matters other than the proposals set forth in this Proxy Statement to be presented at the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxy cards that do not contain specific instructions to the contrary will be voted on such matters in accordance with the best judgment of the named proxies.

The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Funds are the sole series of the Trust. The mailing address for the Trust’s principal executive offices is c/o LWI Financial Inc., 3055 Olin Avenue, Suite 2000, San Jose, California 95128.

LWI Financial Inc. (the “Adviser”), whose principal executive office is located at 3055 Olin Avenue, Suite 2000, San Jose, California 95128, currently provides investment advisory and administrative services to each Fund under an Investment Advisory and Administrative Services Agreement, dated June 14, 2005, between the Trust, on behalf of each Fund, and the Adviser (the “Existing Advisory Agreement”) and shareholder services to each Fund under a Shareholder Servicing Agreement between the Trust, on behalf of each Fund, and the Adviser. The Existing Advisory Agreement was approved by each Fund’s initial sole shareholder on July 16, 1999 (for SA Global Fixed Income Fund, SA U.S. Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, and SA International Small Company Fund) or on February 23, 2007 (for SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund). At a meeting held on June 23, 2008, the Trust’s Board of Trustees unanimously approved the continuation of the Existing Advisory Agreement with respect to each Fund.

Dimensional Fund Advisors LP (the “Sub-Adviser”), whose principal executive office is located at 1299 Ocean Avenue, Santa Monica, California 90401, currently provides investment sub-advisory services to each Fund under an Investment Sub-Advisory Agreement, dated June 14, 2005, among the Trust, on behalf of each Fund, the Adviser, and the Sub-Adviser (the “Existing Sub-Advisory Agreement” and, together with the Existing Advisory Agreement, the “Existing Agreements”). The Existing Sub-Advisory Agreement was approved by each Fund’s initial sole shareholder on July 16, 1999 (for SA Global Fixed Income Fund, SA U.S. Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, and SA International Small Company Fund) or on February 23, 2007 (for SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund). At a meeting held on June 23, 2008, the Trust’s Board of Trustees unanimously approved the continuation of the Existing Sub-Advisory Agreement with respect to each Fund.

Loring Ward Securities Inc. (the “Distributor”), whose principal executive office is located at 3055 Olin Avenue, Suite 2000, San Jose, California 95128, an affiliate of the Adviser, currently provides distribution services to each Fund under a Distribution Agreement between the Trust, on behalf of each Fund, and the Distributor (the “Existing Distribution Agreement”).

The Board of Trustees has fixed the close of business on _____, 2008, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Additional information regarding outstanding shares, voting your proxy card(s) and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

For a free copy of the Trust’s annual report for the fiscal year ended June 30, 2008, call 1-800-366-7266 or write to the Trust, c/o LWI Financial Inc., 3055 Olin Avenue, Suite 2000, San Jose, California 95128. Shareholder reports are also available at www.sa-funds.net.

OVERVIEW OF PROPOSALS 1 AND 2

The Board is submitting for approval by the shareholders of each Fund a new Investment Advisory and Administrative Services Agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreement”). The Board is also submitting for approval by the shareholders of each Fund a new Investment Sub-Advisory Agreement among the Trust, on behalf of each Fund, the Adviser, and the Sub-Adviser (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”). As discussed below, the Existing Agreements will automatically terminate in connection with the change of control of the Adviser. Thus, shareholders are being asked to approve the New Agreements.

The Transaction

The Adviser is a wholly-owned, indirect subsidiary of Loring Ward International Ltd. (“Loring Ward”), a Canadian publicly held financial services company located in New York, New York. On or about July 30, 2008, Loring Ward entered into an agreement (the “Arrangement Agreement”) pursuant to which Werba Reinhard Holdings Ltd. (“Werba Reinhard”), a wholly-owned subsidiary of Werba Reinhard, Inc. (“WRI”), will acquire all of the outstanding shares of Loring Ward (the “Transaction”).

Under the 1940 Act, the Transaction is deemed to result in a change of control of the Adviser and, thus, an “assignment” (as defined in the 1940 Act) of the Existing Agreements. Pursuant to the 1940 Act, each of the Existing Agreements provides that it will automatically terminate in the event of its assignment. In anticipation of the termination of the Existing Agreements, the Adviser has proposed, and the Board of Trustees has approved, (1) the New Advisory Agreement, under which the Adviser would continue to provide each Fund with the same advisory and administrative services at the same fee rates after the Transaction, and (2) the New Sub-Advisory Agreement, under which the Sub-Adviser would continue to provide each Fund with the same sub-advisory services at the same fee rates after the Transaction. The New Agreements are being submitted for shareholder approval. Shareholder approval of the New Agreements is required under the 1940 Act.

As discussed in Proposals 1 and 2 below, except for nonmaterial changes intended to clarify certain language in the Existing Agreements, the terms of the New Agreements are substantially identical to the terms of the Existing Agreements.

In addition, under the 1940 Act, the Transaction is deemed to result in an “assignment” (as defined in the 1940 Act) of the Existing Distribution Agreement. Pursuant to the 1940 Act, the Existing Distribution Agreement provides that it will automatically terminate in the event of its assignment. In anticipation of the termination of the Existing Distribution Agreement, the Distributor has proposed, and the Board of Trustees has approved, a new Distribution Agreement between the Trust, on behalf of each Fund, and the Distributor (the “New Distribution Agreement”), under which the Distributor would continue to provide each Fund with the same distribution services (the Distributor receives no compensation from the Funds) after the Transaction. The New Distribution Agreement is not being submitted for shareholder approval. Shareholder approval of the New Distribution Agreement is not required under the 1940 Act.  Except for nonmaterial changes intended to clarify certain language in the Existing Distribution Agreement, the terms of the New Distribution Agreement are substantially identical to the terms of the Existing Distribution Agreement.

The Transaction does not affect the Funds’ investment objectives, policies or restrictions, and shareholders are not being asked to approve any changes to the Funds’ investment objectives, policies or restrictions at this time.

Completion of the Transaction is subject to certain terms and conditions, including approval of the Transaction by Loring Ward’s shareholders. In addition, the Arrangement Agreement includes customary representations and warranties. Although there is no assurance that the Transaction will be completed, if each of the terms and conditions is satisfied or waived, the parties to the Transaction anticipate that the Transaction will be completed no later than October 31, 2008 (unless such date is extended in accordance with the Arrangement Agreement).

Regardless of whether the Transaction is completed, the New Agreements will become effective with respect to a Fund only if shareholders of that Fund approve both the New Advisory Agreement AND the New Sub-Advisory Agreement. In other words, if shareholders of a Fund do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, then neither of the New Agreements will become effective with respect to that Fund. Approval of the New Agreements with respect to any one Fund, however, is not contingent upon approval of the New Agreements with respect to any other Fund.

If shareholders of a Fund do not approve the New Advisory Agreement and the New Sub-Advisory Agreement at the Meeting or prior to completion of the Transaction, then the Board will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) entering into interim advisory and sub-advisory agreements that would be effective for up to 150 days following the date of the completion of the Transaction. The compensation earned by the Adviser and the Sub-Adviser under such interim advisory and sub-advisory agreements, respectively, would be held in an interest-bearing escrow account until shareholder approval of the New Advisory Agreement and the New Sub-Advisory Agreement is obtained, at which time the amount in the escrow account (together with any interest) would be paid to the Adviser and the Sub-Adviser.

Information about the Adviser, the Sub-Adviser, Werba Reinhard and WRI

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Since its organization in 1998, the Adviser has provided investment advisory and administrative services to individuals, pension and profit-sharing plans, trusts, estates, charitable organizations and other business entities. As of August 31, 2008, the Adviser had approximately $5.3 billion in assets under management. The Adviser and the Distributor are indirect, wholly-owned subsidiaries of Loring Ward. If the Transaction is completed, the Adviser and the Distributor will be indirect, wholly-owned subsidiaries of WRI.

The Sub-Adviser is registered as an investment adviser under the Advisers Act. Since its organization in 1981, the Sub-Adviser has provided investment management services to institutional investors and to other mutual funds. The Sub-Adviser currently serves as the investment adviser to four other investment companies. As of August 31, 2008, the Sub-Adviser managed over $155 billion in assets firm-wide across the Sub-Adviser and its subsidiaries. Dimensional Holdings Inc. is the general partner of the Sub-Adviser and, directly and indirectly, owns all of the partnership interest of the Sub-Adviser.

Werba Reinhard, a Canadian company located in Toronto, Ontario, Canada, is a wholly-owned subsidiary of WRI. WRI is a U.S. company located in San Jose, California. WRI will be the Adviser’s and the Distributor’s ultimate parent company if the Transaction is completed. The principals of WRI include Alan Werba and Alex Potts.

Alan Werba is one of the original founders of Loring Ward. He is presently the managing member of Werba & Davis Advisory Services LLC, which is one of Loring Ward’s largest advisers. Mr. Werba is a Certified Public Accountant (CPA) and Certified Financial Planner (CFP) and holds a wide range of securities licenses.

Alex Potts is President and Chief Executive Officer of WRI. Mr. Potts previously served as Vice President and Chief Operating Officer of Loring Ward Advisor Services and as President and Chief Executive Officer of the Distributor. Mr. Potts helped launch the Trust in 1999 and was President and Chief Executive Officer of the Trust from 2000 to 2004.

The owners of WRI are Mr. Werba, Mr. Potts, and Eli Reinhard (through his wholly-owned California limited liability company, Arcadia Loring Ward, LLC), a real estate developer based in San Jose, and members of Mr. Reinhard's family. Prior to completion of the acquisition of Loring Ward's shares by WRI, two private equity funds, Lovell Minnick Equity Partners III and III-A LP (the "LM Funds") will invest in WRI. The general partner of the LM Funds is Lovell Minnick Equity Advisors III LP. The sole managing member of Lovell Minnick Equity Advisors III LP is Lovell Minnick Partners LLC. Upon completion of the acquisition, the directors of WRI will be Messrs. Potts, Werba and Reinhard, Jennings J. Newcom, who is associated with Lovell Minnick, and Robert M. Belke, also of Lovell Minnick, and may include up to two additional directors who have not yet been selected. WRI has advised the Board that it intends to complete the Transaction, even if the LM Funds ultimately do not invest in WRI.

PROPOSAL 1: TO APPROVE A NEW ADVISORY AGREEMENT

Funds Affected: All

At the Meeting, shareholders of each Fund voting separately will be asked to approve the New Advisory Agreement. If shareholders of a Fund approve the New Advisory Agreement, the Adviser will continue to serve as the Fund’s adviser and administrator; provided, that shareholders of the Fund also approve the New Sub-Advisory Agreement described in Proposal 2 of this Proxy Statement. If shareholders of a Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement, the New Agreements will become effective with respect to the Fund at the close of business on _____, 2008, regardless of whether the Transaction is completed. If shareholders of a Fund do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, then neither of the New Agreements will become effective with respect to that Fund.

Board Approval and Recommendation

Following an extensive review process (including consultation with independent legal counsel to the Independent Trustees (defined below) and a telephonic meeting of the Board held on September 8, 2008), at an in-person meeting held on September _, 2008, the Board of Trustees, consisting entirely of Trustees who are not parties to the New Advisory Agreement or interested persons of any such party (the “Independent Trustees”), unanimously approved the New Advisory Agreement with respect to each Fund and unanimously recommended that each Fund’s shareholders approve the New Advisory Agreement. A summary of the Trustees’ considerations is provided below in the section entitled “Evaluation by the Board.”

Summary of the Terms of the New Advisory Agreement and the Existing Advisory Agreement

Under the Existing Advisory Agreement, the Adviser provides investment advisory and administrative services with respect to each Fund, subject to the supervision and direction of the Trust’s Board of Trustees. The New Advisory Agreement provides for the same services and fee rates as the Existing Advisory Agreement. Except for nonmaterial changes intended to clarify certain language in the Existing Advisory Agreement, the terms of the New Advisory Agreement are substantially identical to the terms of the Existing Advisory Agreement. The form of New Advisory Agreement, marked to indicate the proposed changes, is attached as Exhibit A to this Proxy Statement. The description of the terms of the New Advisory Agreement provided in this proposal is qualified in its entirety by reference to Exhibit A, which we urge you to read.

Retention of Sub-Advisers and Sub-Administrators. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the Adviser may select and contract with, or delegate any or all of its functions under the Agreement to, one or more sub-advisers or one or more sub-administrators. The Existing Advisory Agreement provides that the Trust’s Board of Trustees shall approve any contract between the Adviser and a sub-adviser or a sub-administrator.

Proposed Change. In 2002, the Adviser and the Trust received exemptive relief from the SEC under the 1940 Act that permits the Adviser to enter into investment advisory agreements with sub-advisers without obtaining shareholder approval. Subject to the review and approval of the Trust’s Board of Trustees, the Adviser selects sub-advisers for the Funds and supervises and monitors the performance of each sub-adviser. The New Advisory Agreement clarifies that any contract between the Adviser and a sub-adviser shall be in compliance with and approved as required by the 1940 Act or in accordance with exemptive relief granted by the SEC under the 1940 Act.

Both the New Advisory Agreement and the Existing Advisory Agreement provide that so long as any sub-adviser or sub-administrator serves as investment adviser or administrator to any Fund, the responsibilities and obligations of the Adviser under the Agreement shall be to determine and review with such sub-adviser the investment objectives, policies and restrictions and placing of all orders for the purchase and sale of portfolio securities for the Funds, and to determine and review with such sub-administrator the policies related to the administration of the Funds.

Investment Advisory Services. The Existing Advisory Agreement provides that the Adviser shall act as investment manager to the Funds and shall supervise and direct, or cause the Sub-Adviser to supervise and direct, the investment of the Funds’ assets on behalf of the Funds in accordance with applicable law, the Trust’s governing documents, and the investment objectives, policies and restrictions of the Funds.

     Proposed Change. In the case of each Fund, other than SA International Small Company Fund, the Sub-Adviser invests the Fund’s assets in portfolio securities directly. In the case of SA International Small Company Fund, the Sub-Adviser invests the Fund’s assets in portfolio securities indirectly, by investing substantially all of the Fund’s assets in another mutual fund advised by the Sub-Adviser with the same investment objective as the Fund. The New Advisory Agreement clarifies that the Adviser shall act as investment manager to the Funds and shall supervise and direct, or cause the Sub-Adviser to supervise and direct, the investment of the Funds’ assets on behalf of the Funds (and to the extent the prospectus permits or directs investment in another open-end investment company advised by the Sub-Adviser, monitor such investment) in accordance with applicable law, the Trust’s governing documents, and the investment objectives, policies and restrictions of the Funds.

Both the New Advisory Agreement and the Existing Advisory Agreement provide that the Adviser shall supervise and monitor the Sub-Adviser’s implementation of a continuing program for the management of each Fund’s assets. Under both the New Advisory Agreement and the Existing Advisory Agreement, the Adviser shall: (i) furnish, or cause the Sub-Adviser to furnish, the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects as the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; and (iv) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

Proposed Change. As disclosed in the Funds’ current prospectus, in addition to managing the Funds, the Adviser offers structured asset allocation strategy tools to certain clients and registered investment advisers that are designed to allocate investments according to certain investment objectives and risk tolerance levels. The Adviser’s structured investing programs are proprietary systems that may invest a part or all of a client’s assets in the Funds. The New Advisory Agreement clarifies that, among the other investment management services the Adviser currently provides, the Adviser shall (v) provide asset allocation and portfolio rebalancing services to investors and advisors utilizing the Adviser’s structured investing programs.

Brokerage Policies. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the Adviser shall place orders, or cause or permit the Sub-Adviser to place orders, for the purchase and sale of portfolio securities for the Funds. Under both the New Advisory Agreement and the Existing Advisory Agreement, it is recognized that, in placing each Fund’s securities trades, the Adviser or the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Also, it is understood that brokers who provide research and analysis may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution.

Administrative Services. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the Adviser shall oversee the administration of all aspects of the Trust’s business and affairs and shall provide services required for effective administration of the Trust. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the Adviser shall furnish, without cost to the Trust, services of persons to perform the executive, administrative, compliance and clerical functions of the Trust that are not performed by or through other persons or agents engaged by the Trust.

Fees for Investment Advisory and Administrative Services. The New Advisory Agreement provides for the same advisory, administrative, and sub-advisory fee rates as the Existing Advisory Agreement.

Under both the New Advisory Agreement and the Existing Advisory Agreement, each Fund (except SA U.S. Fixed Income Fund) pays the Adviser an advisory fee computed daily and payable monthly at an annual rate of 0.65% of the Fund’s average daily net assets, and SA U.S. Fixed Income Fund pays the Adviser an advisory fee computed daily and payable monthly at an annual rate of 0.30% of the Fund’s average daily net assets.

Under both the New Advisory Agreement and the Existing Advisory Agreement, each Fund also pays the Adviser an administrative services fee computed daily and payable monthly at an annual rate of 0.10% of the Fund’s average daily net assets.

Under both the New Advisory Agreement and the Existing Advisory Agreement, in addition to the fees for advisory and administrative services, each Fund (except SA International Small Company Fund) pays the Adviser the fees of the Sub-Adviser. The Adviser in turn pays these fees to the Sub-Adviser. Under both the New Advisory Agreement and the Existing Advisory Agreement, each Fund (except SA International Small Company Fund) pays the Adviser a sub-advisory fee computed daily and payable monthly at the following annual rate of the Fund’s average daily net assets:

Fund	Annual Sub-Advisory Fee Rate

SA U.S. Fixed Income Fund	0.10%
SA Global Fixed Income Fund	0.05%
SA U.S. Market Fund	0	.0462%*
SA U.S. Value Fund	0.10%
SA U.S. Small Company Fund	0.35%
SA International Small Company Fund	0	.00%**
SA International Value Fund	0.20%
SA Emerging Markets Value Fund	0.50%
SA Real Estate Securities Fund	0.15%

*Under both the New Advisory Agreement and the Existing Advisory Agreement, the Sub-Adviser shall not receive any sub-advisory fee for its services to SA U.S. Market Fund with respect to any assets of SA U.S. Market Fund invested in the U.S. Micro Cap Portfolio of DFA Investment Dimensions Group Inc.

**Under both the New Advisory Agreement and the Existing Advisory Agreement, the Sub-Adviser shall not receive any sub-advisory fee for its services to SA International Small Company Fund because the Sub-Adviser receives administration fees from the International Small Company Portfolio (the “DFA Portfolio”) of DFA Investment Dimensions Group Inc., in which SA International Small Company Fund invests substantially all of its assets, and investment advisory fees from the mutual funds (underlying funds) in which the DFA Portfolio invests.

     Proposed Change (SA U.S. Market Fund only). The sub-advisory fee rate schedule in the Existing Advisory Agreement contemplates a sub-advisory fee at an annual rate of 0.0462% until January 1, 2009 or, if earlier, until the date the Adviser obtains shareholder approval of a fee change, and then a sub-advisory fee at an annual rate of 0.08% thereafter. The sub-advisory fee rate schedule in the New Advisory Agreement contemplates a sub-advisory fee at an annual rate of 0.0462% until January 1, 2010 or, if earlier, until the date the Adviser obtains shareholder approval of a fee change, and then a sub-advisory fee at an annual rate of 0.08% thereafter. Shareholders of SA U.S. Market Fund are not being asked at this time to approve any change in the sub-advisory fee rate; any such change would require the prior approval of shareholders of SA U.S. Market Fund.

      Expense Limitation. With respect to each Fund, the Adviser has contractually agreed to waive the fees payable to it under both the New Advisory Agreement and the Existing Advisory Agreement and/or to reimburse the operating expenses allocated to a Fund to the extent that the Fund’s operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed, in the aggregate, the annual rate set forth below:

Fund	Expense Limitation	Expiration Date

SA U.S. Fixed Income Fund	0.65%	February 28, 2017
SA Global Fixed Income Fund	0.85%	July 15, 2009
SA U.S. Market Fund	1.00%	July 15, 2009
SA U.S. Value Fund	1.05%	July 15, 2009
SA U.S. Small Company Fund	1.20%	July 15, 2009
SA International Small Company Fund	1.10%	July 15, 2009
SA International Value Fund	1.45%	July 15, 2009
SA Emerging Markets Value Fund	1.45%	February 28, 2017
SA Real Estate Securities Fund	1.00%	February 28, 2017

The following table sets forth the aggregate amount of advisory and sub-advisory fees paid by each Fund to the Adviser, and the amount of advisory and sub-advisory fees waived or reimbursed by the Adviser, during the fiscal year ended June 30, 2008:

Fund	Aggregate Advisory/Sub-Advisory Fees Paid	Advisory/Sub-Advisory Fees Waived/Reimbursed

SA U.S. Fixed Income Fund	$328,213	$338,741

SA Global Fixed Income Fund	4,372,903	1,808,704

SA U.S. Market Fund	4,055,054	812,402

SA U.S. Value Fund	2,595,758	582,446

SA U.S. Small Company Fund	2,900,196	899,872

SA International Small Company Fund	1,740,785	0

SA International Value Fund	6,226,660	65,623

SA Emerging Markets Value Fund	429,817	371,370

SA Real Estate Securities Fund	245,614	304,399

The following table sets forth the amount of administrative services fees paid by each Fund to the Adviser during the fiscal year ended June 30, 2008:

Fund	Administrative Services Fees Paid

SA U.S. Fixed Income Fund	$82,053
SA Global Fixed Income Fund	624,701
SA U.S. Market Fund	582,455
SA U.S. Value Fund	346,101
SA U.S. Small Company Fund	290,020
SA International Small Company Fund	267,813
SA International Value Fund	732,548
SA Emerging Markets Value Fund	37,376
SA Real Estate Securities Fund	30,702

Duration of Agreement. Both the New Advisory Agreement and the Existing Advisory Agreement provide that it shall continue in effect with respect to a Fund for a period of two years from its respective effective date, and thereafter for additional periods not exceeding one year, so long as such continuance is approved at least annually (1) by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund; and (2) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

Amendment. The Existing Advisory Agreement provides that no material amendment to the Agreement shall be effective with respect to a Fund unless authorized by a resolution of the Trust’s Board of Trustees, including a majority of the Independent Trustees, and, if required by law, by the vote of a majority of the outstanding voting securities of the Fund.

     Proposed Change. The New Advisory Agreement clarifies the language in the amendment provision by providing that the Adviser and the Trust may amend the New Advisory Agreement with respect to a Fund without the vote of a majority of the outstanding voting securities of the Fund to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the SEC or its staff.

Termination. Both the New Advisory Agreement and the Existing Advisory Agreement provide that it may be terminated at any time, without the payment of any penalty, by the Trust (by the Trustees or by the vote of a majority of the outstanding voting securities of a Fund) on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust.

Other Agreements with the Adviser or its Affiliates

Shareholder Servicing Agreement. The Adviser acts as a shareholder servicing agent and performs various services for the Funds, including establishing a toll-free number and a website (www.sa-funds.net) for shareholders of each Fund to use to obtain up-to-date account information; making available to shareholders quarterly and other reports with respect to the performance of each Fund; and providing shareholders with information regarding the Trust as the shareholders may reasonably request. For these services, each Fund pays the Adviser a service fee computed daily and payable monthly at the annual rate of 0.25% of the Fund’s average daily net assets. It is expected that the Adviser will continue to provide shareholder services to the Funds after the New Agreements are approved.

The following table sets forth the amount of shareholder services fees paid by each Fund to the Adviser during the fiscal year ended June 30, 2008:

Fund	Shareholder Services Fees Paid

SA U.S. Fixed Income Fund	$ 205,134
SA Global Fixed Income Fund	1,561,751
SA U.S. Market Fund	1,456,138
SA U.S. Value Fund	865,253
SA U.S. Small Company Fund	725,049
SA International Small Company Fund	669,533
SA International Value Fund	1,831,371
SA Emerging Markets Value Fund	93,438
SA Real Estate Securities Fund	76,754

Distribution Agreement. The Distributor and the Trust have entered into a “best efforts” distribution agreement, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor receives no compensation from the Funds for distribution of the Funds’ shares. It is expected that the Distributor will continue to provide distribution services to the Funds after the New Agreements are approved.

Directors and Principal Executive Officers of the Adviser

The current director of the Adviser is Robert P. Herrmann. The current principal executive officers of the Adviser are Robert P. Herrmann, Chief Executive Officer and President; Steven K. McGinnis, General Counsel, Chief Compliance Officer, and Executive Vice President; Nicole P. Newlin, Chief Operating Officer and Executive Vice President; and Robert Badolato, Chief Financial Officer and Treasurer. Messrs. Herrmann, McGinnis and Badolato are also current executive officers of the Funds. The business address of the director and each of the principal executive officers of the Adviser is 3055 Olin Avenue, Suite 2000, San Jose, California 95128.

Upon completion of the Transaction, Alex Potts and Alan Werba will be directors of the Adviser, and the principal executive officers of the Adviser will include Mr. Potts and Mr. McGinnis, General Counsel, Chief Compliance Officer, and Executive Vice President. The future roles of Mr. Herrmann, Mr. Badolato, and Ms. Newlin have yet to be finally determined. Based upon discussions to date, it is not clear whether Mr. Herrmann, Mr. Badolato and Ms. Newlin will choose to remain with the Adviser after the Transaction is completed, or the extent to which the Adviser will choose to continue their roles with the Adviser after the Transaction is completed. It is anticipated that Messrs. Potts and McGinnis will also be executive officers of the Funds after the Transaction is completed, and potentially Messrs. Herrmann and Badolato, to the extent they remain with the Adviser. In the event that Mr. Badolato does not remain with the Adviser, another qualified chief financial officer will be appointed by the Adviser.

Required Vote

Approval of this Proposal 1 with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund’s outstanding shares are present at the Meeting in person or by proxy.

If shareholders of a Fund do not approve both the New Advisory Agreement (Proposal 1) and the New Sub-Advisory Agreement (Proposal 2), then neither of the New Agreements will become effective with respect to that Fund.

The Board of Trustees recommends that shareholders of each Fund vote “FOR” Proposal 1.

PROPOSAL 2: TO APPROVE A NEW SUB-ADVISORY AGREEMENT

Funds Affected: All

At the Meeting, shareholders of each Fund voting separately will be asked to approve the New Sub-Advisory Agreement. If shareholders of a Fund approve the New Sub-Advisory Agreement, the Sub-Adviser will continue to serve as the Fund’s sub-adviser; provided, that shareholders of the Fund also approve the New Advisory Agreement described in Proposal 1 of this Proxy Statement. If shareholders of a Fund approve the New Advisory Agreement and the New Sub-Advisory Agreement, the New Agreements will become effective with respect to the Fund at the close of business on _____, 2008, regardless of whether the Transaction is completed. If shareholders of a Fund do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, then neither of the New Agreements will become effective with respect to that Fund.

Board Approval and Recommendation

Following an extensive review process (including consultation with independent legal counsel to the Independent Trustees (defined below) and a telephonic meeting of the Board held on September 8, 2008), at an in-person meeting held on September _, 2008, the Board of Trustees, consisting entirely of Trustees who are not parties to the New Sub-Advisory Agreement or interested persons of any such party (the “Independent Trustees”), unanimously approved the New Sub-Advisory Agreement with respect to each Fund and unanimously recommended that each Fund’s shareholders approve the New Sub-Advisory Agreement. A summary of the Trustees’ considerations is provided below in the section entitled “Evaluation by the Board.”

Summary of the Terms of the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreement

Under the Existing Sub-Advisory Agreement, the Sub-Adviser provides investment sub-advisory services with respect to each Fund, subject to the supervision of the Trust’s Board of Trustees and the Adviser. The New Sub-Advisory Agreement provides for the same services and fee rates as the Existing Sub-Advisory Agreement. Except for nonmaterial changes intended to clarify certain language in the Existing Sub-Advisory Agreement, the terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Existing Sub-Advisory Agreement. The form of New Sub-Advisory Agreement, marked to indicate the proposed changes, is attached as Exhibit B to this Proxy Statement. The description of the terms of the New Sub-Advisory Agreement provided in this proposal is qualified in its entirety by reference to Exhibit B, which we urge you to read.

Investment Sub-Advisory Services. Both the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreement provide that, subject always to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds, and will report to the Trust’s Board of Trustees and the Adviser with respect to the implementation of such program.

The Existing Sub-Advisory Agreement provides that, in the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Funds and will monitor the Funds’ investments, and will comply with the provisions of the Trust’s governing documents, and the investment objectives, policies and restrictions of the Funds.

     Proposed Change. In the case of each Fund, other than SA International Small Company Fund, the Sub-Adviser invests the Fund’s assets in portfolio securities directly. In the case of SA International Small Company Fund, the Sub-Adviser invests the Fund’s assets in portfolio securities indirectly, by investing substantially all of the Fund’s assets in another mutual fund advised by the Sub-Adviser with the same investment objective as the Fund. The New Sub-Advisory Agreement clarifies that, in the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Funds and will monitor the Funds’ investments (and to the extent the Prospectus permits or directs investments in another open-end investment company advised by the Sub-Adviser, monitor such investments), and will comply with the provisions of the Trust’s governing documents, and the investment objectives, policies and restrictions of the Funds.

The Existing Sub-Advisory Agreement provides that the Sub-Adviser and the Adviser will make their officers and employees available to the other to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. The Sub-Adviser will report to the Trust’s Board of Trustees and the Adviser with respect to the implementation of such program.

     Proposed Change. The New Sub-Advisory Agreement clarifies that the Trust and the Adviser agree that the Sub-Adviser shall not advise or act for the Trust or the Adviser in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the Funds or the issuers of such securities.

Brokerage Policies. Both the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreement provide that the Sub-Adviser will place orders for the purchase or sale of securities pursuant to its investment determinations for the Funds, with a view to receiving the best price and execution for such purchase or sale. In selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has been or will be furnishing research or other information or services that assist the Sub-Adviser’s performance of its investment decision-making responsibilities generally, provided that the commission cost is reasonable in relation to the brokerage and research services provided.

Fees for Investment Sub-Advisory Services. The New Sub-Advisory Agreement provides for the same sub-advisory fee rates as the Existing Sub-Advisory Agreement.

Under both the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee computed daily and payable monthly at the following annual rate of each Fund’s average daily net assets:

Fund	Annual Sub-Advisory Fee Rate

SA U.S. Fixed Income Fund	0.10%
SA Global Fixed Income Fund	0.05%
SA U.S. Market Fund	0.0462%*
SA U.S. Value Fund	0.10%
SA U.S. Small Company Fund	0.35%
SA International Small Company Fund	0.00%**
SA International Value Fund	0.20%
SA Emerging Markets Value Fund	0.50%
SA Real Estate Securities Fund	0.15%

*Under both the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreement, the Sub-Adviser shall not receive any sub-advisory fee for its services to SA U.S. Market Fund with respect to any assets of SA U.S. Market Fund invested in the U.S. Micro Cap Portfolio of DFA Investment Dimensions Group Inc.

**Under both the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreement, the Sub-Adviser shall not receive any sub-advisory fee for its services to SA International Small Company Fund because the Sub-Adviser receives administration fees from the International Small Company Portfolio (the “DFA Portfolio”) of DFA Investment Dimensions Group Inc., in which SA International Small Company Fund invests substantially all of its assets, and investment advisory fees from the mutual funds (underlying funds) in which the DFA Portfolio invests.

    Proposed Change (SA U.S. Market Fund only). The sub-advisory fee rate schedule in the Existing Sub-Advisory Agreement contemplates a sub-advisory fee at an annual rate of 0.0462% until January 1, 2009 or, if earlier, until the date the Adviser obtains shareholder approval of a fee change, and then a sub-advisory fee at an annual rate of 0.08% thereafter. The sub-advisory fee rate schedule in the New Sub-Advisory Agreement contemplates a sub-advisory fee at an annual rate of 0.0462% until January 1, 2010 or, if earlier, until the date the Adviser obtains shareholder approval of a fee change, and then a sub-advisory fee at an annual rate of 0.08% thereafter. Shareholders of SA U.S. Market Fund are not being asked at this time to approve any change in the Fund’s sub-advisory fee rate; any such change would require the prior approval of shareholders of SA U.S. Market Fund.

The aggregate amount of advisory and sub-advisory fees paid by each Fund to the Adviser, and the amount of advisory and sub-advisory fees waived or reimbursed by the Adviser, during the fiscal year ended June 30, 2008, are set forth in a table under “Fees for Investment Advisory and Administrative Services” in Proposal 1 of this Proxy Statement.

Services to Other Clients. Both the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreement provide that the Sub-Adviser may act as an investment adviser to fiduciary and other managed accounts, and as an investment adviser, sub-investment adviser, and/or administrator to other investment companies; provided, that whenever one or more of the Funds and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable consistent with its fiduciary obligations to the Funds and such other accounts and investment companies.

The names and average net assets of other funds advised by the Sub-Adviser that have investment objectives similar to those of the Funds and the rate of the Sub-Adviser’s compensation (as a percentage of average daily net assets) for providing advisory services to such other funds are set forth in the “Table of Average Net Assets and Advisory Fees” in Exhibit D to this Proxy Statement.

Duration of Agreement. Both the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreement provide that it shall continue in effect with respect to a Fund for a period of two years from its respective effective date, and thereafter for successive periods of twelve months, so long as such continuance is approved at least annually (1) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund.

Amendment. The Existing Sub-Advisory Agreement provides that the Agreement may be amended only by an instrument in writing signed by the party against which enforcement of the amendment is sought.

     Proposed Change. The New Sub-Advisory Agreement modifies and clarifies the amendment provision by providing that the Agreement may be amended by the parties only if such amendment is in writing executed by each party to the Agreement and, to the extent required by the 1940 Act or the rules or regulations thereunder (unless an exemptive or other relief granted by the Securities and Exchange Commission or its staff apply) approved by (1) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (2) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund(s) affected. In short, the proposed amendment provision explicitly requires that the parties to the New Sub-Advisory Agreement comply with the 1940 Act and current interpretations of the 1940 Act in order to amend the Agreement. Under the proposed amendment provision, the parties would not be permitted to amend the New Sub-Advisory Agreement without the approval of the Trust’s Board of Trustees. However, the parties would be permitted to amend the New Sub-Advisory Agreement without shareholder approval if the 1940 Act would permit them to do so.

Termination. Both the New Sub-Advisory Agreement and the Existing Sub-Advisory Agreement provide that it may be terminated at any time, without the payment of any penalty, by the Trust, with respect to any one or more of the Funds, on 60 days’ written notice to the other parties, or by the Adviser or the Sub-Adviser, as to all Funds, on not less than one year’s written notice to the Trust and the other party.

Partners and Principal Executive Officers of the Sub-Adviser

The general partner of the Sub-Adviser is Dimensional Holdings Inc. The limited partner of the Sub-Adviser is Dimensional Holdings LLC. The principal executive officers of the Sub-Adviser are David G. Booth, Chairman, Chief Executive Officer, and President; Christopher S. Crossan, Global Chief Compliance Officer, Chief Compliance Officer, and Vice President; Patrick M. Keating, Chief Operating Officer and Vice President; David R. Martin, Chief Financial Officer, Treasurer, and Vice President; Eduardo A. Repetto, Chief Investment Officer and Vice President; and Catherine L. Newell, Secretary and Vice President. Mr. Booth is also Chairman, Chief Executive Officer, and President of Dimensional Holdings Inc. Rex A. Sinquefield is a director of Dimensional Holdings Inc. Mr. Booth and Mr. Sinquefield hold or control more than 50% of Dimensional Holdings Inc.’s outstanding stock and may be deemed to be controlling persons of the Sub-Adviser. The business address of each of the partners of the Sub-Adviser is 1299 Ocean Avenue, Santa Monica, CA 90401. The business address of each of the principal executive officers of the Sub-Adviser is either 1299 Ocean Avenue, Santa Monica, CA 90401, or 2901 Via Fortuna, Austin, TX 78746.

Required Vote

Approval of this Proposal 2 with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund’s outstanding shares are present at the Meeting in person or by proxy.

If shareholders of a Fund do not approve both the New Advisory Agreement (Proposal 1) and the New Sub-Advisory Agreement (Proposal 2), then neither of the New Agreements will become effective with respect to that Fund.

The Board of Trustees recommends that shareholders of each Fund vote “FOR” Proposal 2.

PROPOSAL 3: TO CONFIRM AND ELECT THE TRUSTEES WHO OVERSEE THE TRUST

Funds Affected: All

The purpose of this proposal is to confirm and elect the Trustees of the Trust. Each of the nominees listed below is currently an Independent Trustee of the Trust and has served in that capacity continuously since originally elected or appointed. Bryan W. Brown was elected to the Board by the Funds’ sole shareholder in April 1999. Harold M. Shefrin was elected to the Board by the Funds’ sole shareholder in April 1999. Mark A. Schimbor was selected by the Trust’s Governance and Nominating Committee (see page _) and was appointed to the Board in July 2000. If re-elected, Mr. Brown will continue to serve as the independent Chairman of the Board of Trustees.

Under the 1940 Act, no person may serve as a trustee of a registered investment company unless he or she has been elected by the shareholders of the company at a meeting duly called for that purpose; except that a trustee may be appointed to serve on a board of trustees if immediately after such appointment at least two-thirds of the trustees then holding office have been elected by shareholders. As stated above, Messrs. Brown and Shefrin were elected to the Board, and Mr. Schimbor was appointed to the Board. Therefore, under the 1940 Act, two-thirds of the current Trustees have been elected by shareholders. The Trustees are unable to appoint another Trustee to the Board, however, because immediately after such an appointment, only one-half – and not the required two-thirds – of the Trustees who would then be holding office would have been elected by shareholders. Considering that a shareholder meeting was otherwise required to be held in order to submit the New Agreements for shareholder approval, Messrs. Brown, Shefrin and Schimbor determined to take this opportunity to submit a proposal to confirm and elect all of the Trustees. If all of the current Trustees are re-elected as Trustees at the Meeting, then the Trustees will have the flexibility to appoint up to one additional Trustee without holding a shareholder meeting. The Trustees have no current intention, however, to appoint an additional Trustee.

Nominees for Election as Trustees

The following table provides information regarding the Trustees of the Trust. Each nominee has consented to being named in this Proxy Statement and has indicated his willingness to serve as a Trustee if elected. The persons named as proxies intend to vote “FOR” the nominees listed below unless such authority has been withheld in the proxy card(s).

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Trustee	Other Directorships Held by Nominee for Trustee
Bryan W. Brown c/o LWI Financial Inc. 3055 Olin Ave., Suite 2000 San Jose, CA 95128 Age: 63	Trustee (since 1999) and Chairman (since 2004)	Self-Employed Management Consultant (financial and technological systems) (since 1992); Chief Financial Officer, Bioexpertise, Inc. (physician’s web-based continuing education) (since 2003); Member NASD Board of Arbitrators (since 1996); Chief Financial Officer, PharmaGenius, Inc. (biotechnology and pharmaceutical clinical trial services) (2004-2008); MBA, Stanford University.	9	Director/ Officer, Friends of the California Air & Space Center (aviation museum) (since 1999).
Harold M. Shefrin c/o LWI Financial Inc. 3055 Olin Ave., Suite 2000 San Jose, CA 95128 Age: 60	Trustee (since 1999)	Professor of Finance, Santa Clara University (since 1978); PhD (Economics), London School of Economics.	9	Trustee, Masters’ Select Funds (5 portfolios) (since 2005).
Mark A. Schimbor c/o LWI Financial Inc. 3055 Olin Ave., Suite 2000 San Jose, CA 95128 Age: 62	Trustee (since 2000)	Senior Vice President, Lee Hecht Harrison (consulting company) (since 2002); Instructor in Advanced Corporate Finance, U.C. Berkeley International Diploma Program in Finance, and U.C. Berkeley Extension (since 1999); Director, John Muir Health Foundation (1998-2007), Chairman (2005-2006), Independent Member, Audit Committee (since 2007); President, Avco Financial Services, Inc. (subsidiary of Textron, Inc.) (1995-1998); President, Fireside Thrift Co. (subsidiary of Unitrin, Inc.) (1985-1995); JD/MBA, Stanford University.	9	Advisory Board Member, CompWest Insurance Company (since 2006).

If elected, or re-elected, as the case may be, each Trustee will hold office until his successor is elected and qualified, or until the earlier of his death, resignation or removal. In the unanticipated event that any Trustee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Board. Any Trustee (a) may resign; (b) may be removed with or without cause at any time by at least a majority of the other Trustees; and (c) may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, by action of a majority of the then serving Trustees at a duly constituted meeting. Until such vacancy is filled, the Trustees in office, regardless of their number, have all the powers granted to the Trustees by the Trust’s Declaration of Trust.

If re-elected, each Trustee nominee shall continue to serve as a Trustee of the Trust, regardless of whether the Transaction is completed or whether shareholder approval is obtained for the New Agreements.

Meetings and Committees of the Board of Trustees

The Board of Trustees, which currently consists of the three Independent Trustees listed above, held four meetings during the fiscal year ended June 30, 2008. Each current Trustee attended all of the Board meetings, including regular, special and committee meetings, held during the fiscal year ended June 30, 2008.

The Board of Trustees has an Audit Committee and a Governance and Nominating Committee.

The Audit Committee of the Board of Trustees was established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and currently consists of all three of the Independent Trustees listed above. The Audit Committee operates pursuant to a written Audit Committee Charter. The principal functions of the Audit Committee are to: oversee the Trust’s accounting and financial reporting processes; oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; approve prior to appointment the Trust’s independent auditors, and in connection therewith, evaluate the independence of the independent auditors; review with the independent auditors the scope and results of the annual audit, and review the performance and approve all fees charged by the independent auditors for audit, audit-related and other professional services. The Audit Committee held three meetings during the fiscal year ended June 30, 2008.

The Governance and Nominating Committee of the Board of Trustees currently consists of all three of the Independent Trustees listed above. The Governance and Nominating Committee operates pursuant to a written Governance and Nominating Committee Charter, a copy of which is attached as Exhibit C to this Proxy Statement. The principal functions of the Governance and Nominating Committee are to: annually evaluate the performance of the Board and its various committees; periodically review the composition, responsibilities and functions of the Board and each Board committee; recommend the selection and nomination of candidates for Independent Trustees, whether proposed to be appointed by the Board or to be elected by shareholders; nominate candidates for Chairman of the Board and for the various committees for selection by the Board; and review at least every two years the compensation paid to Independent Trustees. The Governance and Nominating Committee held one meeting during the fiscal year ended June 30, 2008.

While there is no formal list of qualifications, in evaluating candidates for Independent Trustees, the Governance and Nominating Committee considers, among other things, whether the prospective nominee possesses strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. Each candidate must display the highest personal and professional ethics, integrity and values; have the ability to exercise sound business judgment; be highly accomplished in his or her respective field; have relevant expertise and experience; be able to represent all shareholders and be committed to enhancing long-term shareholder value; and have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Trust’s business. The Governance and Nominating Committee does not consider nominees recommended by the Trust’s shareholders.

Trustee Compensation

For his service as a Trustee, each of the Trustees receives a $50,000 annual retainer fee, as well as reimbursement for expenses incurred in connection with attendance at Board and committee meetings. The Chairman of the Board, Mr. Brown, receives an additional $5,000 per year in compensation from the Trust. Any Trustees who are “interested persons” of the Trust (currently there are none) and the executive officers of the Funds receive no compensation from the Trust for their services as Trustees and officers. The following table sets forth the compensation paid by the Trust to the Trustees for the fiscal year ended June 30, 2008:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits
Bryan W. Brown	$55,000	None
Harold M. Shefrin	$50,000	None
Mark A. Schimbor	$50,000	None

Trustee Ownership of Fund Shares

As of July 31, 2008, the Trustees of the Trust and the officers of the Funds, as a group, owned less than 1% of the outstanding shares of any Fund.

The following table sets forth the dollar range of shares of each Fund, as well as the dollar range of shares of all Funds of the Trust, beneficially owned by each Trustee as of July 31, 2008.

Dollar Range of Equity Securities in the Funds

Fund	Bryan W. Brown	Harold M. Shefrin	Mark A. Schimbor
SA U.S. Fixed Income Fund	None	None	None
SA Global Fixed Income Fund	$10,001-$50,000	$1-$10,000	None
SA U.S. Market Fund	$10,001-$50,000	$10,001-$50,000	None
SA U.S. Value Fund	$10,001-$50,000	$10,001-$50,000	None
SA U.S. Small Company Fund	$10,001-$50,000	$10,001-$50,000	None
SA International Small Company Fund	$10,001-$50,000	$10,001-$50,000	None
SA International Value Fund	$10,001-$50,000	$10,001-$50,000	None
SA Emerging Markets Value Fund	$10,001-$50,000	$1-$10,000	$10,001-$50,000
SA Real Estate Securities Fund	None	$1-$10,000	$10,001-$50,000
Aggregate Dollar Range of Equity Securities in all Funds in the Complex Overseen or to be Overseen by Nominee	Over $100,000	Over $100,000	$50,001-$100,000

Communicating with the Board of Trustees

If a shareholder wishes to send a communication to the Board, or to an individual Trustee, the communication should be submitted in writing to the Secretary of the Trust, c/o LWI Financial Inc., 3055 Olin Avenue, Suite 2000, San Jose, California 95128. Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Trustee. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must continue to meet all the requirements of Rule 14a-8. See “Shareholder Proposals” below.

The Trust does not hold annual shareholder meetings and, therefore, does not have a policy with regard to Trustees’ attendance at such meetings.

Executive Officers of the Funds

The following table provides information regarding the current executive officers of the Funds.

Name, Address and Age	Position(s) Held with Funds and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Robert P. Herrmann Loring Ward Group Inc. 61 Broadway, Suite 2220 New York, NY 10017 Age: 45	President and Chief Executive Officer (since 2006)

Chief Executive Officer and President, Loring Ward International Ltd. (since 2006); Director, Chief Executive Officer and President, LWI Financial Inc. (since 2006); President, Loring Ward Capital Management (since 2005); and Senior Vice President, Wachovia Securities, LLC, and its predecessor, Prudential Securities Inc. (2002 to 2005).

Robert Badolato Loring Ward Group Inc. 61 Broadway, Suite 2220 New York, NY 10017 Age: 44	Chief Financial Officer and Treasurer (since 2007)

Chief Financial Officer and Treasurer, LWI Financial, Inc., (since November 2007); Corporate Controller, Loring Ward International Ltd. (2006 to November 2007); Chief Accounting Officer, TD Waterhouse Group (2004 to 2006); Controller, Honeywell (2002 to 2003).

Steven K. McGinnis LWI Financial Inc. 3055 Olin Ave., Suite 2000 San Jose, CA 95128 Age: 62	Vice President (since 2006), Chief Legal Officer, Chief Compliance Officer and Anti-Money Laundering Compliance Officer (since 2005)

Executive Vice President and Corporate Secretary, Loring Ward International Ltd. (since 2007); Executive Vice President and General Counsel, Loring Ward Group, Inc. (since 2007); Vice President, LWI Financial Inc. (2005 to June 2007); Executive Vice President, General Counsel, and Chief Compliance Officer, LWI Financial Inc. (since July 2007); Litigation and Compliance Consultant / Expert Witness (2003 to 2004); Chief Regulatory Officer, National Planning Holdings, Inc. (1999 to 2003).

Marcy Gonzales LWI Financial Inc. 3055 Olin Ave., Suite 2000 San Jose, CA 95128 Age: 36	Secretary (since 2006)

Vice President and Director of Fund Administration, LWI Financial Inc. (since 2005); Manager, Advisor Services Initiatives, LWI Financial Inc. (2004 to 2005); Senior Regulatory Analyst, LWI Financial Inc. (2001 to 2004).

* Each executive officer was elected by the Board and serves until his or her successor is chosen and qualified or until his or her death, resignation or removal.

Upon completion of the Transaction, the executive officers of the Funds will include Alex Potts; Steven K. McGinnis, Vice President, Chief Legal Officer, Chief Compliance Officer and Anti-Money Laundering Officer; and Marcy Gonzales, Secretary. Robert P. Herrmann and Robert Badolato may also be executive officers of the Funds after the Transaction is completed, if and to the extent they remain with the Adviser.

Mr. Potts is a shareholder in WRI. Currently, none of the other executive officers is a shareholder of WRI. It is possible that in the future, Mr. McGinnis, Ms. Gonzales, or other executive officers of the Funds will become shareholders of WRI as a result of the issuance of shares to them during their continued employment with the Adviser. WRI plans to issue up to 8% of its shares to senior executives of the Adviser over time.

Required Vote

Each nominee must receive a plurality of the votes cast at the Meeting. A “plurality of the votes” means the nominee must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. The Proposal does not require separate voting by Fund.

The Board of Trustees recommends that shareholders of the Trust vote “FOR” the nominees listed in Proposal 3.

OTHER BUSINESS

The Board knows of no matters other than the proposals set forth in this Proxy Statement to be presented at the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxy cards that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the named proxies.

EVALUATION BY THE BOARD

[At an in-person meeting held on September _, 2008, the Board of Trustees, consisting entirely of Independent Trustees, unanimously approved the New Agreements with respect to each Fund and unanimously recommended that each Fund’s shareholders approve the New Agreements.

In reaching its decision to approve, and recommend that each Fund's shareholders approve, the New Agreements, the Board of Trustees considered a wide range of information of the type it regularly considers when determining whether to approve the continuation of the Existing Agreements in effect from year to year, as well as information respecting the Transaction. Prior to the September _ meeting, the Board of Trustees had requested, through independent legal counsel to the Independent Trustees, detailed information from the Adviser and the Sub-Adviser regarding the Funds and from WRI regarding the Transaction. The Independent Trustees discussed certain of this information with their independent legal counsel on August 29, 2008, and requested additional information from the Adviser, the Sub-Adviser, WRI and Lovell Minnick, which additional information the Board considered at a telephonic meeting held on September 8, 2008.

At the September _ meeting, the Board of Trustees further discussed matters pertaining to the New Agreements with representatives from the Adviser, the Sub-Adviser, WRI and Lovell Minnick, and with independent legal counsel.

Below is a summary of the factors considered by the Board of Trustees and the conclusions thereto that formed the basis for the Board of Trustees approving the New Agreements:

1.  The nature, extent and quality of the services provided and to be provided by the Adviser and the Sub-Adviser. The Independent Trustees considered the experience and qualifications of the personnel at the Adviser and the Sub-Adviser who are responsible for providing services to the Funds. The Independent Trustees considered the fact that, based on information and representations provided by WRI, the Transaction is not expected to affect the manner in which the Funds are advised and the current portfolio managers will continue to be involved in the management of the Funds. The Independent Trustees took into account assurances from WRI that there will be no material changes resulting from the Transaction that will adversely impact the Adviser's and/or the Sub-Adviser's ability to provide the same quality of services as were provided in the past. The Independent Trustees also considered that the terms of the New Agreements would be substantially identical to the terms of the Existing Agreements.

2.  The investment performance of the Adviser and the Sub-Adviser. The Independent Trustees considered the Adviser's and the Sub-Adviser's overall investment performance records, including the performance of the Funds since the Adviser and the Sub-Adviser first became adviser and sub-adviser, respectively, to the Funds.

3.  The Funds' advisory and sub-advisory fees and other fees and expenses. The Independent Trustees considered the gross advisory/sub-advisory fee rates charged by the Adviser and the Sub-Adviser, as well as the effective advisory/sub-advisory fees rates after taking into consideration the Funds' expense limitation arrangements with the Adviser and the Sub-Adviser, as well as assurances from WRI that the current expense limitation arrangements will be maintained after the completion of the Transaction, and that WRI has no plans to change the fees currently charged to the Funds or the services currently received by the Funds. The Independent Trustees considered that the compensation payable to the Adviser and the Sub-Adviser under the New Agreements would be at the same rates as the compensation payable to the Adviser and the Sub-Adviser under the Existing Agreements. The Independent Trustees also considered that the Adviser and WRI have provided assurances that the Funds would not bear any expenses related to the Transaction, including expenses related to the Proxy Statement.

4.  The business plan and financial support of WRI for the Adviser. The Independent Trustees considered WRI’s plans for the future operation of the Adviser and the financial support that WRI could provide to allow the Adviser to maintain and perhaps improve its services to its clients, including the Funds. In this regard, in addition to the factors discussed above, the Board considered, among other things:

•  WRI’s stated intent, and representations regarding WRI’s specific plans, to seek to increase the asset size of the Funds and the potential for achieving additional economies in Fund expenses that could result from any such increase in Fund assets;

• certain terms and conditions of the Transaction;

•  WRI’s efforts and plans to retain certain key officers and investment and other personnel of the Adviser subsequent to the completion of the Transaction, as well as WRI’s ability to attract new talent to the Adviser in the future;

• the experience and familiarity certain WRI principals have with the Adviser and its operations;

• WRI’s plans and assurances for the continuing financial stability of the Adviser;

•  assurances that the Transaction would not result in any significant disruption in the operation of the Funds and that key service providers, including the Sub-Adviser, would continue to provide services to the Funds in a similar manner before and after the Transaction;

• representations and assurances regarding WRI’s and Lovell Minnick’s plans to remain long-term investors in the Adviser; and

• information regarding the involvement of Lovell Minnick, including information related to Lovell Minnick’s experience as an investor in companies in the investment management industry.

No single factor was determinative of the Board of Trustees' decision to approve the New Agreements, but rather the Independent Trustees based their determination on the total mix of information available to them at the meeting and throughout the year. After considering the factors described above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized as a result of the Transaction, the Independent Trustees unanimously approved the New Agreements with respect to each Fund and unanimously recommended that each Fund’s shareholders approve the New Agreements.]

VOTING INFORMATION

Record Date, Quorum and Adjournment

Shareholders of record as of the close of business on _____, 2008 (the “Record Date”) are entitled to vote at the Meeting.

With respect to Proposals 1 and 2, the presence, in person or by proxy, of one-third of the shares of each Fund outstanding and entitled to vote as of the Record Date will constitute a quorum for the transaction of business at the Meeting. With respect to Proposal 3, the presence, in person or by proxy, of one-third of the dollar-weighted voting power of the shares of all of the Funds outstanding and entitled to vote as of the Record Date will constitute a quorum for the transaction of business at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but votes sufficient to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment with respect to a particular proposal will require the affirmative vote of a majority of those shares represented at the Meeting, either in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for such an adjournment those proxies that they are entitled to vote “FOR” a proposal and will vote against such an adjournment those proxies required to be voted “AGAINST” a proposal. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Outstanding Shares; Share Ownership

Information as to the number of outstanding shares of each Fund as of July 31, 2008, is set forth below:

Fund	Number of Outstanding Shares

SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Small Company Fund
SA International Value Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund

To the knowledge of the Trust, the following persons owned of record 5% or more of the outstanding shares of the Funds as of July 31, 2008:

Fund	Record Owner	Percentage
SA U.S. Fixed Income Fund	Charles Schwab & Co., Inc.*
SA Global Fixed Income Fund	Charles Schwab & Co., Inc.*
SA U.S. Market Fund	Charles Schwab & Co., Inc.*
SA U.S. Value Fund	Charles Schwab & Co., Inc.*
SA U.S. Small Company Fund	Charles Schwab & Co., Inc.*
SA International Small Company Fund	Charles Schwab & Co., Inc.*
SA International Value Fund	Charles Schwab & Co., Inc.*
SA Emerging Markets Value Fund	Charles Schwab & Co., Inc.*
SA Real Estate Securities Fund	Charles Schwab & Co., Inc.*

*Special Custody Acct for the Exclusive Benefit of Customers; Attn: Mutual Funds; 101 Montgomery St., San Francisco, CA 94104-4151.

Except as set forth above, the Trust does not know of any other person who owned beneficially or of record 5% or more of the outstanding shares of any Fund as of July 31, 2008.

Submitting and Revoking Proxies; Attending the Meeting

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by that proxy will be voted “FOR” the approval of the New Agreements as set forth in Proposals 1 and 2 and “FOR” the election of the nominees for Trustee identified in Proposal 3.

With respect to Proposals 1 and 2, shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. With respect to Proposal 3, each dollar of net asset value of a share will be entitled to one vote and each fractional dollar of net asset value of a share will be entitled to a fractional vote.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by touch-tone telephone or through the internet or indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. If you attend the Meeting, you may submit your vote in person, and any previous voting instructions that you submitted will be superseded by the vote that you cast at the Meeting. Shareholders who plan on attending the Meeting will be required to provide valid identification in order to gain admission.

If the Funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

You may revoke your proxy at any time before it is exercised by submitting a properly executed proxy card bearing a later date, by submitting a subsequent valid telephonic or internet proxy, by submitting a written notice of revocation to the Trust, or by attending the Meeting and voting in person. Proxies voted by telephone or through the internet may be revoked at any time before they are exercised in the same manner that proxies voted by mail may be revoked.

For purposes of determining whether shareholders have approved a proposal, broker non-votes (i.e., shares held by brokers, banks or other nominees as to which (i) instructions have not been received from the beneficial owner or persons entitled to vote and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or proposal. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” Proposals 1 and 2 because these proposals require the affirmative vote of a specified majority of a Fund’s outstanding shares, but will have no effect on the vote for Proposal 3. However, the Trust understands that brokers may vote on Proposal 3 on behalf of their customers.

Solicitation of Proxies

The cost of preparing, printing and mailing this Proxy Statement and the enclosed proxy card(s), and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation to be made personally or in writing, or by telephone, e-mail or otherwise, will be paid by [the Adviser]. _____ has been engaged to assist in the solicitation of proxies. Estimated proxy solicitation expenses total approximately $_____. Certain Trustees, officers and other employees of the Trust, the Adviser or its affiliates, without additional compensation, also may solicit proxies personally or in writing, or by telephone, e-mail or otherwise.

The Trust will request that brokers and nominees who hold shares of a Fund in their names forward these proxy materials to the beneficial owners of those shares. The Adviser or one of its affiliates may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith. Brokers and nominees are requested to advise the Secretary of the Trust, c/o LWI Financial Inc., 3055 Olin Avenue, Suite 2000, San Jose, California 95128, as to whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners.

Shareholders of a Fund may have family members living in the same home who also own shares of a Fund. In order to reduce expenses, the Trust may send only one copy of the Proxy Statement to each household address. If you would like to receive additional copies of the Proxy Statement, please notify the Trust by calling 1-800-366-7266 or by writing to the Secretary of the Trust, c/o LWI Financial Inc., 3055 Olin Avenue, Suite 2000, San Jose, California 95128. If you currently share a household with one or more other shareholders of the Funds and are receiving duplicate copies of prospectuses, shareholder reports or proxy statements and would prefer to receive a single copy of such documents, please notify the Trust at the phone number or address listed above.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (“PwC”) has been selected to serve as the Trust’s independent registered public accounting firm to audit the Trust’s financial statements for the fiscal year ending June 30, 2009. PwC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Trust’s Audit Committee that they are the independent registered public accounting firm with respect to the Trust. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The SEC’s auditor independence rules require the Trust’s Audit Committee to pre-approve (a) all audit and permissible non-audit services provided by the Trust’s independent registered public accounting firm directly to the Trust, and (b) those permissible non-audit services provided by the Trust’s independent registered public accounting firm to the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Trust.

The Audit Committee has the sole authority to pre-approve all audit and non-audit services to be provided by PwC to the Trust, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee has not established such policies and procedures.

Audit Fees. “Audit Fees” are the fees billed for professional services rendered by an independent registered public accounting firm for the audit of annual financial statements or for services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

For the fiscal years ended June 30, 2007 and June 30, 2008, the aggregate “Audit Fees” billed by PwC to each Fund are shown in the following table.

Fund	June 30, 2007	June 30, 2008
SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Small Company Fund
SA International Value Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund

Audit-Related Fees. “Audit-Related Fees” are the fees billed for assurance and related services rendered by an independent registered public accounting firm that are reasonably related to the performance of the audit or review of financial statements and that are not reported under “Audit Fees” above.

Services for which fees in the Audit-Related Fees category are billed include PwC’s reasonable out-of-pocket expenses and ticket charges for booking travel related to conducting the audit.

For the fiscal years ended June 30, 2007 and June 30, 2008, the aggregate “Audit-Related Fees” billed by PwC to each Fund are shown in the following table. No “Audit-Related Fees” were required to be approved by the Audit Committee pursuant to the de minimis exception for those fiscal years.

Fund	June 30, 2007	June 30, 2008
SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Small Company Fund
SA International Value Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund

For the twelve month periods ended June 30, 2007 and June 30, 2008, the aggregate “Audit-Related Fees” billed by PwC that were required to be approved by the Audit Committee for audit-related services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Funds are shown in the following table. No “Audit-Related Fees” were required to be approved by the Audit Committee pursuant to the de minimis exception for those twelve month periods.

Auditor	June 30, 2007	June 30, 2008
PwC	$0	$0

Tax Fees. “Tax Fees” are the fees billed for professional services rendered by an independent registered public accounting firm for tax compliance, tax advice, and tax planning.

Services for which fees in the Tax Fees category are billed include PwC’s review of the U.S. federal income tax returns and the required state corporate income tax returns for the Funds, as well as PwC’s review of the excise tax distribution calculations for the Funds.

For the fiscal years ended June 30, 2007 and June 30, 2008, the aggregate “Tax Fees” billed by PwC to each Fund are shown in the following table. No “Tax Fees” were required to be approved by the Audit Committee pursuant to the de minimis exception for those fiscal years.

Fund	June 30, 2007	June 30, 2008
SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Small Company Fund
SA International Value Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund

For the twelve month periods ended June 30, 2007 and June 30, 2008, the aggregate “Tax Fees” billed by PwC that were required to be approved by the Audit Committee for tax services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Funds are shown in the following table. No “Tax Fees” were required to be approved by the Audit Committee pursuant to the de minimis exception for those twelve month periods.

Auditor	June 30, 2007	June 30, 2008
PwC	$0	$0

All Other Fees. “All Other Fees” are the fees billed for products and services provided by an independent registered public accounting firm, other than the services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Services for which fees in the All Other Fees category are billed include serving as a required tax consultant in India for SA Emerging Markets Value Fund.

For the fiscal years ended June 30, 2007 and June 30, 2008, the aggregate “All Other Fees” billed by PwC for all other non-audit services rendered to each Fund are shown in the following table. No “All Other Fees” for non-audit services were required to be approved by the Audit Committee pursuant to the de minimis exception for those fiscal years.

Fund	June 30, 2007	June 30, 2008
SA U.S. Fixed Income Fund	$0	$0
SA Global Fixed Income Fund	0	0
SA U.S. Market Fund	0	0
SA U.S. Value Fund	0	0
SA U.S. Small Company Fund	0	0
SA International Small Company Fund	0	0
SA International Value Fund	0	0
SA Emerging Markets Value Fund	0	583
SA Real Estate Securities Fund	0	0

For the twelve month periods ended June 30, 2007 and June 30, 2008, the aggregate “All Other Fees” billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Funds are shown in the following table. No “All Other Fees” for non-audit services were required to be approved by the Audit Committee pursuant to the de minimis exception for those twelve month periods.

Auditor	June 30, 2007	June 30, 2008
PwC	$0	$0

For the fiscal years ended June 30, 2007 and June 30, 2008, the aggregate non-audit fees billed by PwC for services rendered to each Fund are shown in the following table.

Fund	June 30, 2007	June 30, 2008
SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Small Company Fund
SA International Value Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund

For the twelve month periods ended June 30, 2007 and June 30, 2008, the aggregate non-audit fees billed by PwC for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Funds are shown in the following table.

Auditor	June 30, 2007	June 30, 2008
PwC	$0	$0

The Audit Committee considered whether the provision by PwC of non-audit services to the Funds or of professional services to Affiliated Service Providers is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them.

SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings. Any shareholder who wishes to submit a proposal for inclusion in a proxy statement for a subsequent shareholder meeting should send the proposal to the Secretary of the Trust, c/o LWI Financial Inc., 3055 Olin Avenue, Suite 2000, San Jose, California 95128. Shareholder proposals must be received within a reasonable time before the Trust begins to print and send its proxy materials relating to a particular meeting to be considered for inclusion in the Trust’s proxy statement and form of proxy relating to that meeting. Shareholder proposals that are not received within a reasonable time before the Trust begins to print and send its proxy materials relating to a particular meeting will be considered untimely. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

EXHIBIT A

Underlined language will be added.

[Bracketed] language will be deleted

SA FUNDS - INVESTMENT TRUST
[AMENDED AND RESTATED] INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

     [THIS AMENDED AND RESTATED] INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT made as of the [14th day of June, 2005] __ day of _____, 2008, by and between SA Funds – Investment Trust, a Delaware [business] statutory trust (the “Trust”), on behalf of each series of the Trust listed [in] on Appendix A hereto, as may be amended from time to time (each a “Fund” and collectively the “Funds”), and LWI Financial Inc., a Delaware corporation (the “Manager”).

[WITNESSETH:]

     WHEREAS, the Trust is an open-end management investment company[,] registered [as such] under the Investment Company Act of 1940, as amended (the “1940 Act”); and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

     WHEREAS, the Trust desires to retain the Manager to render investment management and administrative services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish such advice and services;

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1.     Appointment of Manager.  The Manager is hereby appointed to serve as the investment adviser and administrator to the Funds, to provide investment advisory and administrative services with respect to each Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees. The Manager hereby accepts such [employment] appointment.

     2.     Retention of Sub-Advisers and Sub-Administrators.  Subject to the provisions of the Trust’s Agreement and Declaration of Trust and the 1940 Act, the Manager may: (A) select and contract with: (i) one or more investment advisers (the “Sub-Advisers”) to provide to the Manager [such] investment advice relating to the assets of a Fund and related services and/or (ii) one or more administrators (the “Sub-Administrators”) to provide certain administrative services to assist the Manager in carrying out its responsibilities as administrator to the Trust, as the Manager may from time to time deem appropriate; and/or (B) delegate any or all of its functions hereunder to one or more Sub-Advisers and/or one or more Sub-Administrators, provided that [the Trust’s Board of Trustees shall approve] any such contract with a Sub-Adviser [or Sub-Administrator] shall be in compliance with and approved as required by the 1940 Act or in accordance with exemptive relief granted by the Securities and Exchange Commission under the 1940 Act, and any such contract with a Sub-Administrator shall be approved by the Trust’s Board of Trustees. So long as any Sub-Adviser or Sub-Administrator serves as investment adviser or administrator to any Fund pursuant to a sub-advisory or sub-administration agreement, the responsibilities and obligations of the Manager under this Agreement shall be, subject in any event to the [control] supervision and direction of the Trust’s Board of Trustees, to determine and review with such [Subadviser] Sub-Adviser the investment objectives, policies and restrictions and placing of all orders for the purchase and sale of portfolio securities for the Funds, [all] as further described in the sub-advisory agreement, and/or to determine and review with such [Subadministrator] Sub-Administrator the policies related to the administration of the Funds, as further described in the sub-administration agreement. The retention of a Sub-Adviser or Sub-Administrator shall in no way reduce the responsibilities and obligations of the Manager under this Agreement and the Manager shall be responsible to the Trust for all acts or omissions of the Sub-Adviser or Sub-Administrator in connection with the performance of the Manager’s duties under this Agreement. The Manager may terminate the services of any [Subadviser] Sub-Adviser or [Subadministrator] Sub-Administrator at any time, subject to the approval of the Trust’s Board of Trustees, and shall at such time assume the responsibilities and obligations of such [Subadviser] Sub-Adviser or [Subadministrator] Sub-Administrator unless and until a successor [Subadviser] Sub-Adviser or [Subadministrator] Sub-Administrator is selected.

     3.     Duties of Manager.

             (a)     Investment Management.  The Manager shall act as investment manager to the Funds and shall supervise and direct, or cause the Sub-Adviser to supervise and direct, the investment of the Funds’ assets on behalf of the Funds (and to the extent the prospectus permits or directs investment in another open-end investment company advised by the Sub-Adviser, monitor such investment) in accordance with applicable law, the Trust’s governing [and] documents, the investment objectives, investment program, policies and restrictions of the Funds as provided in the then-current prospectus and the then-current Statement of Additional Information contained in the Trust’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), and such other limitations as the Trustees may impose from time to time in writing to the Manager. The Manager shall cause the Sub-Adviser to formulate a continuing program for the management of each Fund’s assets, and the Manager shall supervise such investment programs formulated by the Sub-Adviser and monitor the Sub-Adviser’s implementation of such investment programs. Without limiting the generality of the foregoing, the Manager shall: (i) furnish, or cause or permit the Sub-Adviser to furnish, the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; [and] (iv) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request; and (v) provide asset allocation and portfolio rebalancing services to investors and advisors utilizing the Manager’s structured investing programs.

             (b)     Brokerage.  The Manager shall place orders, or cause or permit the Sub-Adviser to place orders, for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager or the Sub-Adviser. In placing each Fund’s securities trades, it is recognized that the Manager or Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution, so that each Fund’s total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager or Sub-Adviser may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager or Sub-Adviser may be a party.

     It is understood that it is desirable for the Funds that the Manager and the Sub-Adviser have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. The Manager or the Sub-Adviser may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis as the Manager or Sub-Adviser may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager or Sub-Adviser in connection with their services to other clients.

     On occasions when the Manager or Sub-Adviser deems the purchase or sale of a security to be in the best interests of one or more of the Funds as well as of other clients, the Manager or Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

             (c)     Administrative Services. The Manager shall oversee the administration of all aspects of the Trust’s business and affairs and shall provide certain services required for effective administration of the Trust. The Manager shall furnish, without cost to the Trust, services of persons to perform the executive, administrative, compliance and clerical functions of the Trust that are not performed by or through other persons or agents engaged by the Trust (including, e.g., the transfer and dividend disbursing agent or the depository agent or accounting agent).

             The Manager shall provide suitable office space and furnishing (which may be in the offices of the Manager), small office equipment and utilities, supplies and postage as are necessary for the performance of its duties to the Trust under this Agreement.

             The Manager shall assist the Trust in selecting, coordinating the activities of, supervising and acting as liaison with any other persons and agents engaged by the Trust, including the Trust’s depository agent or custodian, accounting agent, transfer agent, dividend disbursing agent, subadministrator, independent accountants and legal counsel.

             The Manager will ensure that all financial, accounting, corporate and other records required to be maintained and preserved by the Trust or on its behalf will be maintained in accordance with applicable laws and regulations.

             The Manager shall provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates).

             The Manager shall furnish to or place at the disposal of the Trust such information, reports, evaluations, analyses and opinions relating to its administrative functions as the Trust may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Trust.

             The Manager shall assist in the development and preparation of all reports and communications by the Trust to the Funds’ shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Trust’s shares under federal and state law. The Manager will also prepare or assist in the preparation of all required tax returns, proxy statements and reports or filings with any governmental agency.

             The Manager shall respond to all inquires from shareholders or otherwise answer communications from shareholders. If any such inquiry or communication would be more properly answered by one of the agents listed above, the Manager will oversee their response.

     4.     Best [Efforts and] Judgment and Efforts.  The Manager shall use its best judgment and efforts in rendering the advice and services to the Trust as contemplated by this Agreement.

     5.     Independent Contractor.  The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     6.     Manager’s Personnel.  The Manager shall, at its own expense (except as otherwise provided in this Agreement), maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust’s Board of Trustees may desire and reasonably request.

     7.     Reports by Trust to Manager.  The Trust shall from time to time furnish or otherwise make available to the Manager detailed statements of the investments and assets, prospectuses, Statements of Additional Information, financial reports, proxy statements, legal and other information relating to the business and affairs of the Trust, with respect to each Fund, as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

     8.     Ownership and Confidentiality of Records.  All records required to be maintained and preserved by the Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Trust are the property of the Trust and shall be surrendered by the Manager promptly on request by the Trust. The Manager (and its affiliates) shall not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized by this Agreement [and] or by the Trust’s Board of Trustees, or as required by applicable law. The Manager (and its affiliates) shall keep confidential any information obtained in connection with its duties hereunder and shall disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required by applicable law or federal or state regulatory authorities.

     9.     Allocation of Expenses.

             (a)     Expenses Paid by the Manager.

(1)     Salaries and Fees of Trustees and Officers. As between the Trust and the Manager, the Manager shall pay all salaries, expenses, and fees, if any, of the Trustees, officers, and employees of the Trust who are directors, officers, [and] or employees of the Manager [who are Trustees, officers, or employees of the Trust].

(2)     Waiver or Assumption and Reimbursement of Trust Expenses by the Manager. The waiver or assumption and reimbursement by the Manager of any expense of the Trust that the Manager is not required by this Agreement to waive, or assume or reimburse, shall not obligate the Manager to waive, or assume or reimburse, the same or any similar expense of the Trust on any subsequent occasion, unless so required pursuant to a separate agreement between the Trust and the Manager.

             (b)     Expenses Paid by the Trust. The Trust shall bear all expenses of its organization, operation, and business not specifically waived, assumed, or agreed to be paid by the Manager as provided in this Agreement or any other agreement between the Trust and the Manager. In particular, the expenses that the Trust shall bear include, but are not limited to:

(1)     Custody and Accounting Services. All fees and expenses of depositories, custodians, accounting service agents and other agents for the transfer, receipt, safekeeping, servicing of and accounting for the Funds’ cash, securities, and other property.

(2)     Distribution Expenses. Distribution expenses of the Funds paid pursuant to any plan of distribution that may be adopted in accordance with the provisions of Rule 12b-1 under the 1940 Act.

(3)     Shareholder Service Expenses. Shareholder service expenses of the Funds paid pursuant to the Shareholder Service Agreement between the Trust and the Manager and any similar agreement that the Trust may adopt.

(4)     Transfer Agency and Dividend Disbursement. All costs of establishing, maintaining and servicing accounts of shareholders of the Funds, all fees and expenses of the Trust’s transfer agent, sub-administrator, dividend disbursing agent and any other agents engaged by the Trust to service such accounts.

(5)     Shareholder Reports and Other Communications. All costs of preparing, setting in type, printing and distributing reports and other communications to shareholders of the Funds.

(6)     Prospectuses. All costs of preparing, setting in type, printing and mailing to shareholders of the Funds annual or more frequent revisions of the Trust’s prospectuses and Statements of Additional Information and any supplements thereto.

(7)     Shareholder Meetings. All costs incidental to holding meetings of shareholders of the Funds, including the printing of notices and proxy materials, and proxy solicitations therefor.

(8)     Pricing and Portfolio Valuation. All costs of daily valuation of the individual portfolio securities of the Funds and daily computation of the net asset value per share of the Funds, including the cost of any equipment obtained by the Trust, the Manager, or agents of the Trust, or a proportionate share of the cost of any equipment currently owned by the Manager, that will be used to price the Funds’ shares or value the Funds’ assets or the cost of the services of any agents engaged by the Trust for the purpose of pricing Fund shares or valuing the assets of the Funds.

(9)     Communications. All charges for equipment or services used for communications with respect to the Funds between the Manager or the Trust and the depository agent or custodian, accounting pricing agent, transfer agent, dividend disbursing agent, sub-administrator or any other agent engaged by the Trust to provide services to the Funds.

(10)     [Independent] Legal and Accounting Fees. All charges for services and expenses of the Trust’s [independent] legal counsel, legal counsel to the independent Trustees, and independent accountants.

(11)     Trustees' Fees and Expenses. All compensation of Trustees (other than those Trustees affiliated with the Manager or the Sub-Adviser), all expenses incurred in connection with their services as Trustees, and all expenses of meetings of the Trust’s Board of Trustees [of the Trust] and of committees of the Trust’s Board of Trustees.

(12)     Federal Registration Fees. All fees and expenses of maintaining the registration of the Trust under the 1940 Act and maintaining the registration of the Fund’s shares or registering additional shares of the Fund under the 1933 Act, including all fees and expenses incurred in connection with the preparation, setting in type, printing and filing of any post-effective amendments or supplements to the Registration Statement, prospectuses and Statements of Additional Information for the Trust under the 1933 Act or the 1940 Act that may be prepared from time to time.

(13)     Blue Sky Fees. All fees and expenses (i) of filing documentation to permit the offer and sale of shares of the Trust or the Funds, as appropriate, under the securities laws of various states and jurisdictions and (ii) of maintaining the registration and qualification of the Trust or the Funds, as appropriate, under all other laws applicable to the Trust or the Funds, as appropriate, or its business activities.

(14)     Issue, Redemption and Transfer of the Funds’ Shares. All expenses incurred in connection with the issue, redemption and transfer of the Funds’ shares, including the expenses of confirming all share transactions and of transmitting share certificates, if any are issued, for the Funds.

(15)     Bonding and Insurance. All expenses of bond, liability and other insurance coverage required by law or regulation or deemed advisable by the Trust’s Board of Trustees [of the Trust], including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Trust in a manner approved by the Trust’s Board of Trustees [of the Trust].

(16)     Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale, or lending of the Funds’ portfolio securities.

(17)     Taxes. All taxes or governmental fees payable to federal, state, or other governmental agencies, domestic or foreign, including issue, stamp, or transfer taxes.

(18)     Trade Association Fees. All fees, dues, costs of attendance at meetings and conferences and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

(19)     Performance Information. Industry performance reporting services fees reasonably necessary for the Trust’s Board of Trustees [of the Trust] to keep current regarding industry and regulatory requirements.

(20)     Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, employees and agents.

     10.     Fees.

             (a)     Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all investment advisory and administrative [and investment management] services furnished or provided to such Fund pursuant to this Agreement, the fees as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Manager. In addition to the fees for investment advisory and administrative services, each Fund shall pay to the Manager, and the Manager shall in turn pay to the Sub-Adviser, the sub-advisory fees as set forth in the Fee Schedule attached hereto as Appendix B, as may be amended in writing from time to time by the Trust and the Manager.

             (b)     The fees shall be accrued daily by each Fund and paid to the Manager monthly on the first business day of the next calendar month.

             (c)     If this Agreement becomes effective or terminates prior to the end of any month, the fee to the Manager for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case [maybe] may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. In the case of termination, such fee shall be payable within ten (10) days after the date of termination.

             (d)     The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of one or more Funds under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to in writing prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. To the extent such an expense limitation has been agreed to in writing by the Manager and such limit has been disclosed to shareholders of a Fund in a prospectus, the Manager may not change the limitation without first disclosing the change in an updated prospectus. Any fee withheld pursuant to this paragraph from the Manager may be reimbursed by the appropriate Fund to the Manager in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding provided that the aggregate expenses for the next succeeding fiscal year or second succeeding fiscal year or third succeeding fiscal year do not exceed any more restrictive limitation to which the Manager has agreed in writing and the Trust’s Board of Trustees [of the Trust], including a majority of the Trustees who are not “interested persons” of the Manager, approves such reimbursement. The Manager generally may request and receive reimbursement for the oldest reductions and waivers before payment for fees and expenses for the current year.

             (e)     The Manager may agree in writing not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

     11.   Fund Share Activities of Managers, [Partners,] Directors, Officers and Employees. The Manager agrees that neither it nor any of its [partners,] directors, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and [partners] directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

     12.  Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Trust’s Board of Trustees [of the Trust] of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

     13.     Manager’s Liabilities.

             (a)     Neither the Manager nor any of its directors, officers, employees or agents performing services for the Trust, with respect to the Funds, at the direction or request of the Manager in connection with the Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any act or omission in the course of or in connection with the Manager’s services hereunder, including any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates; provided, that nothing herein contained shall be construed to protect the Manager or any such persons against any liability to the Trust or its shareholders to which the Manager or such persons would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Agreement in the performance of its or their duties on behalf of the Trust or for failure by the Manager or any such persons to exercise due care in rendering other services to the Trust.

             (b)     The Funds shall indemnify and hold harmless the Manager and [the] its shareholders, directors, officers and employees [of each of them] (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable legal fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties [hereunder] under this Agreement, or by reason of reckless disregard of the obligations and duties under this Agreement.

             (c)     No provision of this Agreement shall be construed to protect the Manager, any director or officer of the Manager, or any Trustee or officer of the Trust, [or partner or officer of the Manager,] from liability in violation of Sections 17(h) and (i) of the 1940 Act.

     14.     Non-Exclusivity. The Trust’s employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. [In the event this Agreement is terminated with respect to any Fund(s), this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.]

     15.     Term. This Agreement shall become effective [on the date that is the latest of (1) the execution of this Agreement, (2) the approval of this Agreement by the Board of Trustees of the Trust including a majority of the Trustees who are not parties to this Agreement nor “interested persons” of the Manager and (3) the approval of this Agreement by the shareholders of each Fund in a special meeting of shareholders of the Fund] as to each Fund as of the date set forth opposite the Fund’s name on Appendix A hereto, provided that this Agreement has been approved by (i) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor “interested persons” of the Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall remain in effect with respect to a Fund for a period of two years from its effective date, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect with respect to a Fund thereafter for additional periods not exceeding one year so long as such continuation is specifically approved [for each Fund] at least annually by [(i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and] (a) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor “interested persons” of the Manager or the Trust, cast in person at a meeting called [forth] for the purpose of voting on such approval, and (b) either (i) the Trust’s Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund. Any approval of this Agreement by [the holders of] a majority of the outstanding voting securities of a particular Fund shall be effective to continue this Agreement with respect to that Fund, notwithstanding (i) that a comparable agreement has not been approved by the [holders] vote of a majority of the outstanding [shares] voting securities of any other Fund [and], or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding [shares] voting securities of the Trust, unless such approval shall be required by any other applicable law or otherwise. The Manager shall furnish to the Trust, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

     16.     Amendment of Agreement. [Any amendment to this Agreement shall be in writing and signed by the parties hereto; provided, that no material amendment shall be effective unless authorized on behalf of the Trust (i) by resolution of the Board of Trustees of the Trust, including a majority of the non-interested Trustees and (ii) if required by law, by vote of a majority of the outstanding voting securities of the Funds or a particular Fund.] Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the Securities and Exchange Commission or its staff, this Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor “interested persons” of the Manager or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of the Fund or Funds affected by the amendment.

     17.     Termination. This Agreement may be terminated [by the Trust on behalf of any one or more of the Funds] at any time, without the payment of any penalty, by the Trust’s Board of Trustees [of the Trust or], by the vote of a majority of the outstanding voting securities of the Trust or, with respect to any one or more of the Funds, by the vote of a majority of the outstanding voting securities of such [relevant] Fund or Funds, upon sixty (60) days’ prior written notice to the Manager, [and] or by the Manager upon sixty (60) days’ prior written notice to the [Fund] Trust. In the event this Agreement is terminated with respect to any Fund(s), this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

     18.  Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof.

     19.     Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     20.  Definitions.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court by rules, regulations, or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment” and “affiliated person” shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

     21.  Notice of Declaration of Trust. The Manager agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

     22.     Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     23.     Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisors Act of 1940 and any rules and regulations promulgated thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

SA FUNDS – INVESTMENT TRUST	LWI FINANCIAL INC.

[signature line omitted]	[signature line omitted]

Appendix A

Fund Schedule

Fund	Effective Date

SA Global Fixed Income Fund	[July 16, 1999] __________

SA U.S. Market Fund	[July 16, 1999] __________

SA U.S. [HBtM] Value Fund	[July 16, 1999] __________

SA U.S. Small Company Fund	[July 16, 1999] __________

SA International [HBtM] Value Fund	[July 16, 1999] __________

SA International Small Company Fund	[July 16, 1999] __________

SA U.S. Fixed Income Fund	[February 23, 2007] __________

SA Emerging Markets Fund	[February 23, 2007] __________

SA Real Estate Securities Fund	[February 23, 2007] __________

[signature lines omitted]

[As of June 14, 2005]

[Amended December 5, 2006 and effective February 23, 2007]

Appendix B

Fee Schedule

Fund	Advisory Fee as a percentage of average daily net assets	Administrative Fee as a percentage of average daily net assets	Sub-Advisory Fee as a percentage of average daily net assets

SA Global Fixed Income Fund	0.65%	0.10%	0.05%

SA U.S. Market Fund	0.65%	0.10%	0.0462% [1]

SA U.S. [HBtM] Value Fund	0.65%	0.10%	0.10%

SA U.S. Small Company Fund	0.65%	0.10%	0.35%

SA International [HBtM] Value Fund	0.65%	0.10%	0.20%

SA International Small Company Fund	0.65%	0.10%	0.00%

SA U.S. Fixed Income Fund	0.30%	0.10%	0.10%

SA Emerging Markets Fund	0.65%	0.10%	0.50%

SA Real Estate Securities Fund	0.65%	0.10%	0.15%

[signature lines omitted]

[Revised: September 10, 2002]

[Adopted: June 14, 2005]

[Amended December 5, 2006 and effective February 23, 2007]

____________________

1  Until January 1, [2009] 2010 or, if earlier, until the date LWI obtains shareholder approval of the fee change, and then 8 basis points annually thereafter. *

*  The Sub-Adviser shall not receive any sub-advisory fee for its sub-advisory services to the SA U.S. Market Fund with respect to any assets of the SA U.S. Market Fund invested in the U.S. Micro Cap Portfolio of DFA Investment Dimensions Group Inc.

EXHIBIT B

Underlined language will be added.

[Bracketed] language will be deleted

SA FUNDS - INVESTMENT TRUST

[AMENDED AND RESTATED] INVESTMENT SUB-ADVISORY AGREEMENT

[THIS AMENDED AND RESTATED] INVESTMENT SUB-ADVISORY AGREEMENT [executed] made as of [June 14, 2005] the _____ day of __________, 2008, by and among SA FUNDS - INVESTMENT TRUST (the “Trust”), LWI FINANCIAL INC. (the “Adviser”), and DIMENSIONAL FUND ADVISORS [INC.] LP, a Delaware [corporation] limited partnership and registered investment adviser (the “Sub-Adviser”).

WHEREAS, [Adviser is the investment manager for the TRUST] the Adviser has entered into an Investment Advisory and Administrative Services Agreement as of the _____ day of __________, 2008 with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

[WHEREAS, Adviser and Sub-Adviser intend to enter into a letter agreement pursuant to which the parties will agree to conduct certain joint activities; and]

WHEREAS, the Trust’s Board of Trustees and the Adviser desire[s] to retain the Sub-Adviser [as agent] to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto, as may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser has agreed to act in such capacity [(each a “Fund” and collectively the “Funds”)];

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.     Appointment. The Adviser hereby appoints the Sub-Adviser to provide sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.     Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following:

(a)     the Trust’s Declaration of Trust[, as filed with the Secretary of State of Delaware] and all amendments thereto or restatements thereof (such Declaration of Trust, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b)     the Trust’s By-Laws and all amendments thereto;

(c)     resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

(d)     the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) on January 11, 1999 and all amendments thereto;

(e)     the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”) (File No. 33-70423) and under the 1940 Act (File No. 811-09195) as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

(f)     the Trust’s most recent prospectus and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the “Prospectus”).

The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3.     Management. Subject always to the supervision of the Trust’s Board of Trustees and the Adviser, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Funds and will monitor the Funds’ investments (and to the extent the Prospectus permits or directs investments in another open-end investment company advised by the Sub-Adviser, monitor such investments), and will comply with the provisions of the Trust’s Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds as contained in the Prospectus. The Sub-Adviser and the Adviser will make their officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. The Sub-Adviser will report to the Trust’s Board of Trustees and the Adviser with respect to the implementation of such program.

The Sub-Adviser further agrees that it:

(a)     will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)     will conform with all applicable U.S. rules and regulations pertaining to its investment advisory activities;

(c)     will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. The Sub-Adviser will place orders for the purchase or sale of securities with a view to receiving the best price and execution for such purchase or sale. Where the Sub-Adviser places orders for the purchase or sale of securities for the Funds, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has been or will be furnishing research or other information or services which assist the Sub-Adviser’s performance of its investment decision-making responsibilities generally, provided that the commission cost is reasonable in relation to the brokerage and research services provided. Compensation received by the Sub-Adviser pursuant to this Agreement shall not be reduced by any benefits received by the Sub-Adviser pursuant to this section. The Sub-Adviser may direct brokerage to whomever it deems appropriate consistent with the foregoing. In no instance will portfolio securities be purchased from or sold to the Adviser or any of its affiliated brokers or dealers, the Sub-Adviser or any affiliated person of either the Trust, the Adviser or the Sub-Adviser, except as may be permitted under the 1940 Act;

(d)     will report regularly to the Adviser and to the Trust’s Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Trust’s Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategy of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Adviser (including, without limitation, with respect to benefits obtained from brokerage);

(e)     will maintain books and records with respect to the Trust’s securities transactions and will furnish the Adviser and the Trust’s Board of Trustees such periodic and/or special reports as the [Board or] Adviser or the Trust’s Board of Trustees may request;

(f)     will act upon instructions from the Adviser not inconsistent with its fiduciary duties hereunder;

(g)     will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust;

(h)     will receive the research and recommendations of the Adviser with respect to the investment and reinvestment of the assets of the Funds; and

(i)     will vote proxies received by the Sub-Adviser in connection with securities held by the Funds consistent with its fiduciary duties hereunder.

The Trust and the Adviser agree that the Sub-Adviser shall not advise or act for the Trust or the Adviser in any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the Funds or the issuers of such securities.

4.     The Adviser’s Duties. The Adviser shall continue to have responsibility for all other services to be provided to the Funds pursuant to its Investment [Management] Advisory and Administrative Services Agreement[s] and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement. The Adviser shall also retain direct portfolio management responsibility with respect to any assets of [the Series which] a Fund that are not allocated by [it] the Adviser to the portfolio management of the Sub-Adviser.

5.     References to the Sub-Adviser. During the term of this Agreement, the Adviser agrees to furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to sales personnel, shareholders of the Funds or the public, which refer to the Sub-Adviser or its clients in any way, prior to use thereof and not to use such material if the Sub-Adviser reasonably objects in writing five business days (or such other time as may be mutually agreed upon) after receipt thereof. Sales literature may be furnished to the Sub-Adviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery, attn: Legal Department.

6.     Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Sub-Adviser further agrees to maintain the records required to be maintained by subsections (b)(1), (b)(5), (b)(9), (b)(10), (b)(11), (e) and (f) of Rule 31a-1 under the 1940 Act and preserve them for the periods prescribed by Rule 3la-2 under the 1940 Act.

7.     Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, custodial fees and expenses and stamp duties, if any) purchased for the Funds.

8.     Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule A hereto.

9.     Services to Others. [Subject to exclusivity clauses in the DFA Services Agreement,] The Adviser understands, and has advised the Trust’s Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Adviser has no objection to the Sub-Adviser’s acts in such capacities, provided that whenever one or more of the Funds and one or more other investment companies or accounts advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a manner believed by the Sub-Adviser to be equitable consistent with its fiduciary obligations to the Funds and such other investment entities. The Adviser recognizes, and has advised the Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund(s) may obtain in a particular security. In addition, the Adviser understands, and has advised the Trust’s Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.     Client Suitability. The Adviser understands and agrees that the Sub-Adviser, as part of its duties hereunder, is not responsible for determining whether or not any of the Funds are suitable and appropriate investments for the clients who invest in such Funds.

11.     Limitation of Liability. The Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under this Agreement, except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of [its] duties under this Agreement, or reckless disregard of the obligations and duties under this Agreement.

12.     Indemnification. The Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith, or gross negligence in the performance of duties under this Agreement, or reckless disregard of the obligations and duties under this Agreement.

13.     Duration and Termination. This Agreement [will] shall become effective as to each Fund as [to] of the date set forth opposite [each] the Fund’s name on Schedule A hereto, provided that [it] this Agreement has been approved by (i) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement nor “interested persons” of the Trust, the Sub-Adviser or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the [a] vote of a majority of the outstanding voting securities of [such] the Fund. [in accordance with the requirements under the 1940 Act and, unless sooner terminated as provided herein, will continue] This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from [such] its effective date, unless sooner terminated as hereinafter provided. [Thereafter, if not terminated as to a Fund, this] This Agreement [will] shall continue in effect [as] with respect to a Fund thereafter for successive periods of twelve (12) months[, provided that] so long as such continuation is specifically approved at least annually by (a) [by] the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement nor “interested persons” of the Trust, the Sub-Adviser[,] or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) [by] either (i) the Trust’s Board of Trustees or [by] (ii) the vote of a majority of the outstanding voting securities of [such] the Fund.

Notwithstanding the foregoing, this Agreement may be terminated [as to the Fund] at any time, without the payment of any penalty, [on sixty (60) days’ written notice by the Trust] by the Trust’s Board of Trustees, by the vote of a majority of the outstanding voting securities of the Trust or, with respect to any one or more of the Funds, by the vote of a majority of the outstanding voting securities of such Fund or Funds, upon sixty (60) days’ prior written notice to the other parties, or [Once this Agreement has been in effect for a period of not less than five (5) years from July 27, 1999 (the execution date of the original version of the Agreement), then unless otherwise terminated in accordance with the foregoing, this Agreement may be terminated] by the Adviser or [by] the Sub-Adviser, as to all Funds, [by giving not less than] (i) upon one (1) years’ prior written notice to the Trust and the other party[.] [Notwithstanding the foregoing provisions, each of Adviser and the Sub-Adviser may terminate this Agreement prior to the expiration of the initial five (5) year term as follows: (a)] , (ii) if either the Adviser or the Sub-Adviser shall materially breach this Agreement and such breach shall remain uncured for a period of sixty (60) days, the non-breaching party may terminate this Agreement upon expiration of the sixty-day period[; and (b)], or (iii) in the event that the Trust terminates this Agreement with respect to either the Adviser or the Sub-Adviser, the non-terminated party may terminate this Agreement concurrent with the Fund’s termination.

This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms in the 1940 Act.)

14.     Amendment of this Agreement. [No provision of this Agreement may be changed, waived, discharged or, terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.] This Agreement may be amended by the parties only if such amendment is in writing executed by each party hereto and, to the extent required by the 1940 Act or the rules or regulations thereunder (unless an exemptive or other relief granted by the Securities and Exchange Commission or its staff apply), approved by (i) the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement nor “interested persons” of the Trust, the Sub-Adviser or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the vote of a majority of the outstanding voting securities of the Fund or Funds affected by the amendment.

     15.     Entire Agreement. This Agreement sets forth the entire agreement of the parties with respect to the investment and management of the funds, and hereby supersedes any prior agreement by the parties hereto, including without limitation, the Amended and Restated Investment Sub-Advisory Agreement, executed as of June 14, 2005, as amended.

       [15]16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors and will be governed by the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SA FUNDS - INVESTMENT TRUST

[signature line omitted]

DIMENSIONAL FUND ADVISORS LP

[signature line omitted]

LWI FINANCIAL INC.

[signature line omitted]

SCHEDULE A

Fund	Effective Date	Fee

SA Global Fixed Income Fund SA U.S. Market Fund

5 basis points annually
4.62 basis points annually
until January 1, [2009] 2010

or, if earlier, until the date
LWI obtains shareholder
approval of the fee change,
and then 8 basis points
annually thereafter*

SA U.S. [HBtM] Value Fund
SA U.S. Small Company Fund
SA International [HBtM] Value Fund
SA International Small Company Fund
SA U.S. Fixed Income Fund
SA Emerging Markets Fund
SA Real Estate Securities Fund

10 basis points annually 35 basis points annually 20 basis points annually 0 basis points annually 10 basis points annually 50 basis points annually 15 basis points annually

* The Sub-Adviser shall not receive any sub-advisory fee for its sub-advisory services to the SA U.S. Market Fund with respect to any assets of the SA U.S. Market Fund invested in the U.S. Micro Cap Portfolio of DFA Investment Dimensions Group Inc.

EXHIBIT C

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Governance and Nominating Committee Membership and Purposes

The Governance and Nominating Committee (“Committee”) of the SA Funds –Investment Trust (the “Fund”) shall be composed solely of the members of the Board of Trustees of the Fund (“Board”) who are not “interested persons” of the Fund or the investment adviser, sub-adviser or principal underwriter of the Fund (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder, and who are free of any other relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Committee members.

Duties and Powers of the Committee

1.

The Committee shall establish and carry out a process for an annual evaluation by the Board of the performance of the Board and its various committees, and make recommendations to the Board in respect of such matters.

2.

The Committee shall periodically review the composition, responsibilities and functions of the Board and each committee thereof, and make recommendations to the Board in respect of such matters and any other matters relating to the governance and function of the Board and its committees.

3.

The Committee shall recommend to the Independent Trustees of the Fund the selection and nomination of candidates for Independent Trustees, whether proposed to be appointed by the Board or to be elected by shareholders.

In evaluating nominees, the Committee will take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, each candidate must:

	•	Display the highest personal and professional ethics, integrity and values.

	•	Have the ability to exercise sound business judgment.

	•	Be highly accomplished in his or her respective field.

	•	Have relevant expertise and experience.

	•	Be able to represent all shareholders and be committed to enhancing long-term shareholder value.

	•	Have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Fund’s business.

Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules thereunder. The Committee also will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships.

4.

The Committee shall nominate candidates for Chairman of the Board and for the various committees for selection by the Board. In determining candidates’ qualifications for committee membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the committee.

5.	The Committee shall review at least every two years the compensation paid to Independent Trustees.

6.	The Committee is empowered to investigate and report on any other matter brought to its attention within the scope of its duties.

Operations of the Committee

1.

The Committee shall meet on a regular basis and at least annually and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means at least one week in advance of a meeting, except two days ’ notice of a meeting shall be sufficient when, in the judgment of the chair or a majority of the members, more notice is impractical or special circumstances exist requiring a meeting in less than a week’s time.

2.	The Committee may meet in person or telephonically, and the Committee may act by written consent to the extent permitted by law and by the Fund’s bylaws.

3.	The Committee may select one of its members to be the chair and may select a vice chair.

4.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

5.

Minutes of the meetings of the Committee will be prepared and circulated to all members of the Committee for their review and approval, and shall be included in materials provided to the Board from time to time, either in conjunction with such approval or at the next regularly scheduled meeting of the Board.

6.

The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

Adopted on September 6, 2005

EXHIBIT D

Table of Average Net Assets and Advisory Fees

The following table sets forth the names and average net assets of other funds advised by the Sub-Adviser that have investment objectives similar to those of the Funds and the rate of the Sub-Adviser’s compensation (as a percentage of average daily net assets) for providing advisory services to such other funds.

Fund	As of	Average Net Assets	Advisory Fee Rate

Vote this proxy card TODAY!

Your prompt response will save the
expense of additional mailings.

Vote by mail, by touch-tone telephone, or through the internet.

By mail: Sign, date and return the proxy card in the enclosed envelope.

By touch-tone telephone: Call toll-free _______ and follow the recorded instructions.
Through the internet: Log-on to www._____ and follow the on-line instructions.

PROXY CARD

999 9999 9999 999

SA FUNDS – INVESTMENT TRUST: SA _____ FUND

This proxy is being solicited by the Board of Trustees of SA Funds – Investment Trust (the “Trust”). The undersigned, revoking previous proxies, hereby appoints _____ and _____, or any one or more of them, attorneys, with full power of substitution, (i) to vote all shares of SA _____ Fund (the “Fund”) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of LWI Financial Inc., 3055 Olin Avenue, Suite 2000, San Jose, California 95128, on _____, 2008, at __ [a.m./p.m.], Pacific Time, or at any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement, (ii) to vote in adjournment or postponement thereof, as described in the Trust’s Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted on the proposals described in the Trust’s Proxy Statement as instructed on the reverse side of this proxy card. Receipt of the Notice of Special Meeting of Shareholders and the Trust’s Proxy Statement accompanying this proxy card is hereby acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Dated: __________, 2008

Signature(s) (Title(s)) (if applicable)
(Please sign in the box)
NOTE: Please sign exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please refer to the discussion of each of the following proposals in the Trust’s Proxy Statement. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal. As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

	FOR	AGAINST	ABSTAIN
1. To approve an Investment Advisory and Administrative Services Agreement between the Trust, on behalf of the Fund, and LWI Financial Inc.	☐	☐	☐

2. To approve an Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, LWI Financial Inc., and Dimensional Fund Advisors LP.	☐	☐	☐

The New Agreements will become effective with respect to the Fund only if shareholders of the Fund approve both the New Advisory Agreement (Proposal 1) AND the New Sub-Advisory Agreement (Proposal 2).

	FOR	WITHHOLD
3. To confirm and elect the nominees listed below as Trustees:	all nominees listed (except as marked to the contrary below)	authority to vote for all nominees listed

	☐	☐

(01) Bryan W. Brown
(02) Harold M. Shefrin
(03) Mark A. Schimbor

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE DATE AND SIGN ON THE REVERSE SIDE.